Exhibit 10.1

REDACTED
EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED:

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED
AND MARKED WITH “*******” OR OTHERWISE CLEARLY INDICATED.  AN UNREDACTED VERSION
OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

POWER PURCHASE AND SALE AGREEMENT

among

H.Q. ENERGY SERVICES (U.S.) INC.,
as Seller

and

CENTRAL VERMONT PUBLIC SERVICE CORPORATION;
GREEN MOUNTAIN POWER CORPORATION;
VERMONT ELECTRIC COOPERATIVE, INC.;
VERMONT PUBLIC POWER SUPPLY AUTHORITY;
VERMONT MARBLE POWER DIVISION OF OMYA INC.;
CITY OF BURLINGTON, VERMONT ELECTRIC
DEPARTMENT; AND
THE TOWN OF STOWE ELECTRIC DEPARTMENT,
as Buyers

Dated as of
August 12, 2010

TABLE OF CONTENTS

ARTICLE ONE GENERAL DEFINITIONS		1

ARTICLE TWO REQUIRED APPROVALS		12

2.1	Required Approvals	12
2.2	Cooperation to Obtain Required Approvals	14
2.3	Buyers' Option to Assume Removed Buyer's Share	15

ARTICLE THREE PARTIES' OBLIGATIONS WITH RESPECT TO THE PRODUCTS		16

3.1	Term; General Description of Obligations	16
3.2	Energy Product	16
3.3	Environmental Attributes Product	21
3.4	Force Majeure	24

ARTICLE FOUR AMOUNT DUE IN EVENT OF CERTAIN FAILURES		25

4.1	Failure to Schedule Energy Product	25
4.2	Failure to Transfer Environmental Attributes Product	25

ARTICLE FIVE EVENTS OF DEFAULT; REMEDIES		26

5.1	Events of Default	26
5.2	Remedies	29
5.3	Calculation of Termination Payment	30
5.4	Notice of Payment of Termination Payment	30
5.5	Closeout Setoffs	30

ARTICLE SIX PAYMENT AND NETTING		31

6.1	Billing Period	31
6.2	Timeliness of Payment	31
6.3	Disputes and Adjustments of Invoices	31
6.4	Netting of Payments	31
6.5	Security	32

ARTICLE SEVEN LIMITATIONS		32

7.1	Limitation of Remedies, Liability and Damages	32

ARTICLE EIGHT CREDIT AND COLLATERAL REQUIREMENTS		32

8.1	Financial Information	32
8.2	Collateral Agreements	33
8.3	Guaranties	34

ARTICLE NINE GOVERNMENTAL CHARGES		34

9.1	Cooperation	34
9.2	Governmental Charges	34

ARTICLE TEN OPERATING COMMITTEE		35

i

10.1	Operating Committee	35
10.2	Duties of the Operating Committee	35
10.3	Confirmation of Operating Committee Actions	36
10.4	Expenses	36

ARTICLE ELEVEN MISCELLANEOUS		37

11.1	Survival	37
11.2	Representations and Warranties	37
11.3	Duty to Mitigate	38
11.4	Indemnity	38
11.5	Assignment	39
11.6	Governing Law; Venue	40
11.7	Notices	40
11.8	Several Rights and Obligations of Buyers	40
11.9	Interpretation	40
11.10	General	42
11.11	Regulatory Event	43
11.12	Audit	44
11.13	FERC Standard of Review; Mobile-Sierra Waiver	44
11.14	Bankruptcy Issues	45
11.15	Confidentiality	45

TABLE OF APPENDICES

APPENDIX A	Certain Provisions Pertaining to Buyers That Are Governmental Entities
APPENDIX 3.2(c)(i)	Buyers' Shares of the Energy Quantity at 218 MW
APPENDIX 3.2(c)(ii)	Buyers' Shares of the Energy Quantity at 225 MW
APPENDIX 3.2(e)	Sample Price Calculations (For Illustrative Purposes Only)
APPENDIX 3.3(b)(i)	Buyers' Shares of the Environmental Attributes Quantity at 218 MW
APPENDIX 3.3(b)(ii)	Buyers' Shares of the Environmental Attributes Quantity at 225 MW
APPENDIX 3.3(f)	Form of Attestation
APPENDIX 11.7	Notice Information

ii

POWER PURCHASE AND SALE AGREEMENT

This Power Purchase and Sale Agreement ("Agreement") is made as of the 12th day of August, 2010 (the "Effective Date") among H.Q. Energy Services (U.S.) Inc. ("HQUS" or "Seller"), Central Vermont Public Service Corporation ("CVPS"), Green Mountain Power Corporation ("GMP"), Vermont Electric Cooperative, Inc. ("VEC"), Vermont Public Power Supply Authority, a body politic and corporate and a public instrumentality of the State of Vermont exercising public and essential governmental functions ("VPPSA"), Vermont Marble Power Division of Omya Inc. ("Vermont Marble"), City of Burlington, Vermont Electric Department ("BED"), and the Town of Stowe Electric Department ("Stowe").  Each of CVPS, GMP, VEC, VPPSA, Vermont Marble, BED and Stowe are also referred to herein as a "Buyer," and collectively, the "Buyers".  Seller and each Buyer are also referred to herein as a "Party," and collectively, the "Parties."

NOW THEREFORE, for good and valuable consideration, receipt of which is acknowledged by each signatory, the signatories to this Agreement hereby agree and covenant as follows:

ARTICLE ONE

GENERAL DEFINITIONS

1.1           "Affiliate" means (i) in relation to a Buyer, any other Person (other than an individual) that, directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with, such Buyer, and (ii) in relation to Seller, Hydro-Québec and any other Person that, directly or indirectly, including through one or more intermediaries, Hydro-Québec controls.  For this purpose, "control" means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

1.2           "Agreement" means this Power Purchase and Sale Agreement among the Parties as the same may be amended and restated from time to time.

1.3           "Annual Governor" means the ******* limit on the positive or negative year-over-year variation to the Contract Price as set forth in Section 3.2(e)(i) of this Agreement.

1.4           "Appointing Entity" has the meaning set forth in Section 10.1.

1.5           "Bankrupt" means the financial status with respect to any Person which (i) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (ii) makes an assignment or any general arrangement for the benefit of creditors, (iii) otherwise becomes bankrupt or insolvent (however evidenced), (iv) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, or (v) is generally unable to pay its debts as they fall due.

1.6           "Bankruptcy Code" has the meaning set forth in Section 11.14.

1.7           "BED" has the meaning set forth in the preamble to this Agreement.

1.8           "Business Day" means any day except a Saturday, Sunday, or a Federal Reserve Bank holiday.  A Business Day shall open at 8:00 a.m. and close at 5:00 p.m. eastern prevailing time.

1.9           "Buyer" means each of the Buyers identified in the preamble to this Agreement.

1.10          "Claiming Party" has the meaning set forth in Section 3.4.

1.11          "Claims" means all third party claims or actions, threatened or filed and, whether groundless, false, fraudulent or otherwise, that directly or indirectly relate to the subject matter of an indemnity, and the resulting losses, damages, expenses, attorneys' fees and court costs, whether incurred by settlement or otherwise, and whether such claims or actions are threatened or filed prior to or after the termination of this Agreement.

1.12          "Collateral Agreement" has the meaning set forth in Section 8.2.

1.13          "Contract Price" means the price per MWh, calculated in accordance with Section 3.2(e), to be paid to Seller by each Buyer for the purchase of the Energy Product.

1.14          "Contract Year" means the annual 365 day period (366 days for leap years) commencing on November 1st and continuing through October 31st.

1.15          "Costs" means, with respect to the Non-Defaulting Party, brokerage fees, commissions and other similar third party transaction costs and expenses reasonably incurred by such Party in entering into new arrangements to replace or resell the Energy Quantity in the event of an Early Termination under Section 5.2; and all reasonable attorneys' fees and expenses incurred by the Non-Defaulting Party in connection with such Early Termination.

1.16          “Credit Rating” means, with respect to any Person, on any date of determination, the respective ratings then assigned to such Person’s unsecured, senior long-term debt or deposit obligations (not supported by third-party credit enhancement except that the standing guaranty of the Province of Québec in favor of the Seller Guarantor shall not be considered to constitute “third party credit enhancement” for purposes of this definition) by S&P, Moody’s or other specified rating agency or agencies or if such Person does not have a rating for its unsecured, senior long-term debt or deposit obligations (including, for the avoidance of doubt, debt incurred pursuant to municipal revenue bonds), then the rating assigned to such Person as an "issuer" and/or its “corporate credit rating” by S&P or Moody's.

1.17          “Cross Default Entity” has the meaning set forth in Section 5.1(k).

1.18          "CVPS" has the meaning set forth in the preamble to this Agreement.

1.19          "Day-Ahead Adjusted Load Obligation" has the meaning set forth in the ISO-NE Tariff.

1.20          "Day-Ahead Energy Market" has the meaning set forth in the ISO-NE Tariff.

1.21           "Daily Settlement Published Prices" means the "Daily Settlement" values under the product name ******* published by NYMEX and found on the NYMEX website at ******* provided, that if such Price Source ceases to exist or becomes unavailable, then as provided in Section 10.2(d), the Parties may agree upon a replacement Price Source.  The Daily Settlement Published Prices is the Price Source for the Mass Hub Forward Price, as set forth in Section 3.2(e)(vi).

1.22          "Daily Values" has the meaning set forth in Section 3.2(e)(vi).

1.23          "Defaulting Party" has the meaning set forth in Section 5.1.

1.24          "Early Termination" has the meaning set forth in Section 5.2(a).

1.25          "Early Termination Date" has the meaning set forth in Section 5.2(b).

1.26          "Effective Date" has the meaning set forth in the preamble to this Agreement.

1.27          "Energy" is power produced in the form of electrical energy, measured in megawatthours (MWh).

1.28           *******

1.29           *******

1.30           "Energy Product" has the meaning set forth in Section 3.2(a).

1.31           "Energy Profile" has the meaning set forth in Section 3.2(b).

1.32           "Energy Profile Price Adjustment" or "EPPAy" has the meaning set forth in Section 3.2(e)(vii).

1.33           "Energy Quantity" means the volume of the Energy Product that Seller and each Buyer agree to Schedule as set forth in Appendix 3.2(c)(i) or Appendix 3.2(c)(ii), as applicable.

1.34           "Environmental Attributes" means all environmental characteristics, claims, credits, benefits, emissions reductions, offsets, allowances, allocations, howsoever characterized, denominated, measured or entitled, corresponding to Energy from the HQP System Mix.

1.35           "Environmental Attributes Product" has the meaning set forth in Section 3.3(a).

1.36           "Environmental Attributes Quantity" means the volume of the Environmental Attributes Product that Seller agrees to transfer and each Buyer agrees to receive as set forth in Appendix 3.3(b)(i) or Appendix 3.3(b)(ii), as applicable.

1.37           "Environmental Attributes Revenues" means revenues received by Seller or any Buyer from the sale for resale of any Environmental Attributes as provided for in Section 3.3(g) or Section 3.3(h).

1.38           "Equitable Defenses" means any bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and with regard to equitable remedies, the discretion of the court before which proceedings to obtain same may be pending.

1.39           "Escalation Factor" has the meaning set forth in Section 3.2(e)(iii).

1.40           "Evaluation Date" means the annually occurring date on the second Friday of the month of October when the Contract Price for the upcoming Contract Year is calculated in accordance with Section 3.2(e).

1.41           "Event of Default" has the meaning set forth in Section 5.1.

1.42           "Event of Force Majeure" means an occurrence or circumstance constituting a Force Majeure or, solely with respect to Seller's obligation to transfer the Environmental Attributes Product, an HQP Force Majeure.

1.43           "FERC" means the Federal Energy Regulatory Commission.

1.44           “Final Order” means a decision that has been granted as to which (a) no request for rehearing or reconsideration is pending, (b) no request for a stay is pending and no stay is in effect, and (c) no appeal is pending after the expiration of the applicable appeal period; provided, however, that if such decision is subject to an appeal, the pendency of such appeal shall be waived if the Party required to obtain such decision provides written notice of waiver to the other Parties within thirty (30) days after the filing of the appeal, whereupon such decision shall be deemed to be a "Final Order."

1.45           "Firm (LD)" means that Seller or Buyers, as applicable, shall be relieved of their respective obligations hereunder applicable to the Energy Product, without liability only to the extent that, and for the period during which, such performance is prevented by an Event of Force Majeure.

1.46           “Fixed Threshold Amount” means (a) as regards VPPSA, ******* (b) as regards BED, *******; (c) as regards the Town of Stowe, *******; and (d) as regards Seller, *******.

1.47           "Force Majeure" means an event or circumstance which prevents a Party from performing its obligations under this Agreement, including its Scheduling obligations, which event or circumstance was not anticipated as of the Effective Date, which is not within the reasonable control of, or the result of the negligence of, the Claiming Party, and which, by the exercise of due diligence, the Claiming Party is unable to overcome or avoid or cause to be avoided.  Force Majeure shall not be based on (i) the loss of Buyers' markets for any Product provided hereunder; (ii) a Buyer's inability economically to use or resell any of the Product provided hereunder; (iii) subject, for the avoidance of doubt, to Seller’s right to claim any HQP Force Majeure with respect to Seller's obligation to transfer the Environmental Attributes Product, the loss or failure of Seller's supply of any of the Product provided hereunder; (iv) Seller's ability to sell any of the Product provided hereunder at a greater price than the price paid for such Product hereunder; or (v) subject, for the avoidance of doubt, to Seller’s right to claim any HQP Force Majeure with respect to Seller's obligation to transfer the Environmental Attributes Product, unavailability in whole or in part due to curtailment or unavailability of transmission facilities.

1.48           "Gains" means, with respect to any Party, an amount equal to the present value of the economic benefit to it, if any (exclusive of Costs), resulting from Early Termination, determined in a commercially reasonable manner.

1.49           "GMP" has the meaning set forth in the preamble to this Agreement.

1.50           "GNP IPD" means the implicit price deflator or its successor representing changes in the United States gross national product price index.  As of the Effective Date, the GNP IPD is published by Bureau of Economic Analysis for the United States Department of Commerce.

1.51           "Governmental Authority" means any international, national, federal, provincial, state, municipal, county, regional or local government, administrative, judicial or regulatory Person operating under any applicable laws and includes any department, commission, bureau, board, administrative agency or regulatory body of any government and, for the avoidance of doubt, the ISO-NE.

1.52           "Governmental Charges" has the meaning set forth in Section 9.2.

1.53           "HE" means hour ending.

1.54           "Highgate" means the transmission facilities from the Bedford Substation in Québec to and including the high voltage direct current converter terminal at Highgate, Vermont together with any upgrades associated with increasing the capacity or performance of these facilities, up to 225 MW.

1.55           "HQP Force Majeure" means an event or circumstance that prevents Seller from receiving from Hydro-Québec Production or delivering into the New England Markets Energy from HQP System Mix (including Environmental Attributes) for purposes of allowing Seller to perform its obligations under this Agreement to transfer the total Environmental Attributes Quantity for a given calendar year, which event or circumstance (i) was not anticipated as of the Effective Date, (ii) is not within the reasonable control of, or the result of the negligence of Seller or any of its Affiliates (as applicable), and (iii) which, by the exercise of due diligence, Seller or any of its Affiliates (as applicable) is unable to overcome or avoid or cause to be avoided.  Provided that the conditions set forth in clauses (i), (ii) and (iii) of the prior sentence apply, HQP Force Majeure includes the following: fires; storms; ice storms; earthquakes; floods; lightning; landslides; volcanic eruptions; hurricanes; tidal waves; epidemics; explosions; cyclones; tornadoes; acts of God; tempests; other natural disasters; strikes; work stoppages; walkouts; lockouts; civil disturbances; sabotage; vandalism; labor shortages; acts of terrorism; acts of military authorities; war (declared or not); riot; invasion; armed conflict; blockage; embargo; revolution; national emergency; public disorder; quarantine; insurrections; shortage of materials; and breakage of equipment caused by an event which otherwise constitutes a force majeure event specified in this Section.  HQP Force Majeure shall not be based on (x) the loss of HQP's markets or (y) HQP's ability to sell any product purchased by Seller from HQP at a price greater than the price paid by Seller to HQP.  Seller may not raise a claim of HQP Force Majeure based in whole or in part on curtailment by a transmission provider unless (a) HQP or Seller, as applicable, has contracted for firm transmission with such transmission provider and (b) such curtailment is due to "force majeure" or "uncontrollable force" or a similar term as defined under such transmission provider's tariff.

1.56           "HQP System Mix" means, with respect to any given calendar year during the Term, the Hydro-Québec Production system generation mix in the province of Québec, the actual content of which for such calendar year shall be confirmed by Seller in the annual attestation provided by Seller in accordance with Section 3.3(f), which generation mix shall be comprised of not less than ninety percent (90%) hydroelectricity.  For avoidance of doubt, each MWh in the HQP System Mix shall be comprised of not less than ninety percent (90%) hydroelectricity.

1.57           "HQUS" has the meaning set forth in the preamble to this Agreement.

1.58           "Hydro-Québec" means Hydro-Québec, a body politic and corporate, duly incorporated and regulated by the Hydro-Québec Act (R.S.Q., Chapter H-5), having its head office and principal place of business at 75 René-Lévesque boulevard West, Montréal, Québec, Canada, H2Z 1A4.  As of the Effective Date, Hydro-Québec is the indirect parent of HQUS.

1.59           "Hydro-Québec Guaranty" has the meaning set forth in Section 8.3.

1.60           "Hydro-Québec Production" or "HQP" means Hydro-Québec Production, a division of Hydro-Québec.

1.61           "Indemnification Request Notice" has the meaning set forth in Section 11.4(b).

1.62           "Interest Rate" means, for any date, the lesser of (a) the per annum rate of interest equal to the prime lending rate as may from time to time be published in The Wall Street Journal under "Money Rates" or such other source as the Operating Committee shall designate, on such day (or if not published on such day on the most recent preceding day on which published), plus two percent (2%) and (b) the maximum rate permitted by applicable law.

1.63           "Internal Bilateral Transaction" or "IBT" means an internal bilateral transaction for Energy which applies in the Day-Ahead Energy Market and Real-Time Energy Market under which each Buyer receives a reduction in Day-Ahead Adjusted Load Obligation and Real-Time Adjusted Load Obligation and Seller receives a corresponding increase in Day-Ahead Adjusted Load Obligation and Real-Time Adjusted Load Obligation in the amount of the sale, in MW per hour.  For the avoidance of doubt, each transaction involving an IBT shall be treated as a Firm (LD) transaction.

1.64           "ISO-NE" means ISO New England Inc.

1.65           "ISO-NE Protocols" means the protocols, manuals, user guides, operating guides, procedures and standards developed and utilized by ISO-NE for the scheduling, settlement and other provisions pertinent to the daily operation of the New England Markets, as amended or modified from time to time, including but not limited to the ISO-NE Tariff, as the same may be amended or modified from time to time.  For the purposes of determining responsibilities and rights at a given time, the ISO-NE Protocols in effect at the time of the performance or non-performance of an action shall govern with respect to that action.

1.66           "ISO-NE Tariff" means the ISO New England Inc. Transmission, Markets and Services Tariff, FERC Electric Tariff No. 3, as filed with the FERC, as amended, supplemented or restated from time to time.

1.67           "LMP" means Locational Marginal Price, as set forth in the ISO-NE Tariff.

1.68           "Losses" means, with respect to any Party, an amount equal to the present value of the economic loss to it, if any (exclusive of Costs), resulting from Early Termination, determined in a commercially reasonable manner.

1.69           "Market Participant" means a participant in the New England Markets that has executed a Market Participant Service Agreement, or on whose behalf an unexecuted Market Participant Service Agreement has been filed with and approved by FERC.

1.70           "Market Participant Service Agreement" means an Agreement between ISO-NE and a Market Participant in the form specified in Attachment A to the ISO-NE Tariff.

1.71           "Mass Hub" means the ISO-NE trading hub (ISO-NE Node #4000) created within the New England Control Area as specified in the ISO-NE Protocols.

1.72           "Mass Hub Forward Price" has the meaning set forth in Section 3.2(e)(vi).

1.73           "Monthly Values" has the meaning set forth in Section 3.2(e)(vi).

1.74           "NEPOOL GIS" means the New England Power Pool Generation Information System.

1.75           "NERC" means the North American Electric Reliability Corporation.

1.76           "NERC Holidays" means the "NERC Additional Off-Peak Holidays", as approved and published by the NERC Resources Subcommittee or any successor thereto.

1.77           "New England Control Area" has the meaning specified in the ISO-NE Tariff.

1.78           "New England Markets" means the markets for the purchase and sale of Energy, capacity and other products and that are administered by ISO-NE.

1.79           "Node" means a point on the New England transmission system designated by ISO-NE at which LMPs are calculated.

1.80           "Non-Defaulting Party" has the meaning set forth in Section 5.2(a).

1.81           "Notice of Termination" has the meaning set forth in Section 5.2(b).

1.82           "Off-Peak Highgate Environmental Attributes" has the meaning set forth in Section 3.3(h).

1.83           "Omya Guaranty" has the meaning set forth in Section 8.3.

1.84           "On-Peak Hours" means hours from HE 08:00 through HE 23:00 (eastern prevailing time) Monday through Friday, excluding NERC Holidays.

1.85           "Operating Committee" has the meaning set forth in Section 10.1.

1.86           "Party" has the meaning set forth in the preamble to this Agreement.

1.87           "Performance Assurance" has the meaning set forth in the Collateral Agreement between Seller and the applicable Buyer.

1.88           "Person" means an association, a corporation, an individual, a partnership, a limited liability company, an unlimited liability company, a trust, or any other natural person, entity or organization, including a Governmental Authority.

1.89           "Price Source" means a publication or such other origin of reference, including ISO-NE or an exchange, containing or reporting or making generally available to Market Participants (including by electronic means) a price, or prices or information from which the price of the Energy Product is determined under this Agreement.

1.90           "Product" means the Energy Product and the Environmental Attributes Product, as applicable.

1.91           "Programs" has the meaning set forth in Section 3.3(d).

1.92           "Québec System Mix" means with respect to any given calendar year during the Term the generation mix associated with deliveries originating from the province of Québec, as may be designated by the NEPOOL GIS.

1.93           "Real-Time Adjusted Load Obligation" has the meaning set forth in the ISO-NE Tariff.

1.94           "Real-Time Energy Market" has the meaning set forth in the ISO-NE Tariff.

1.95           "Reference Price" has the meaning set forth in Section 3.2(e)(ii).

1.96           "Regulatory Event" has the meaning specified in Section 11.11(a).

1.97           "Remaining Buyers" has the meaning set forth in Section 2.3(a).

1.98           "Removed Buyer" has the meaning set forth in Section 2.3(a).

1.99           "Required Approval(s)" has the meaning set forth in Section 2.1(b).

1.100         "Required Approvals of Buyers" has the meaning set forth in Section 2.1(b).

1.101         "Required Approvals of Seller" has the meaning set forth in Section 2.1(a).

1.102           "Sales Point" means the Highgate External Node (ISO-NE Node #4013, labeled "I.HQHIGATE120 2" by ISO-NE).

1.103           "Sales Point Price Adjustment" or "SPPAy" has the meaning set forth in Section 3.2(e)(vii).

1.104           "Schedule" or "Scheduling" means the actions of Seller, Buyers and/or their designated representatives as further defined in Section 3.2(d).

1.105           "Scheduling Deadline" means the Day-Ahead Internal Bilateral Transaction Trading Deadline as defined in the ISO-NE Protocols.

1.106           *******

1.107           "Seller" means the Seller identified in the preamble to this Agreement.

1.108           "Seller Guarantor" means Hydro-Québec.

1.109           "Share" means, with respect to each Buyer, the amount of the Energy Quantity and the amount of the Environmental Attributes Quantity allocated to each Buyer in Section 3.2(c) and Section 3.3(b), respectively.

1.110           “Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

1.111           “Specified Transaction” means any transaction or agreement (other than this Agreement) now existing or hereafter entered into between or among a Party and, in the case such Party is Seller, one or more Buyers, and, in the case such Party is a Buyer, Seller (among others as applicable).

1.112           "Stowe" has the meaning set forth in the preamble to this Agreement.

1.113           "Sub-Purchaser" means any Person that enters into a concurrent power sales agreement with VPPSA to take a portion of VPPSA's Share of Energy Quantity and Environmental Attributes Quantity.

1.114           "Term" has the meaning set forth in Section 3.1(a).

1.115           "Termination Payment" means the Losses or Gains, and Costs, which the Non-Defaulting Party incurs pursuant to Article Five of this Agreement in the event of an Early Termination.

1.116           “Threshold Amount” means, (a) as regards any Cross Default Entity other than Seller, VPPSA, BED and the Town of Stowe, ******* of the shareholders' equity of such Cross Default Entity, (b) as regards each of VPPSA, BED and the Town of Stowe, the greater of (i) ******* of its net assets and (ii) the Fixed Threshold Amount applicable to it and (c) as regards Seller, the Fixed Threshold Amount applicable to it.

1.117           "Trading Day" means a day for which Daily Settlement Published Prices are collected for the purpose of calculating a Daily Value.

1.118           "VEC" has the meaning set forth in the preamble to this Agreement.

1.119           "Vermont Joint Owners Power Purchase Agreement" has the meaning set forth in Section 5.1(l).

1.120           "Vermont Marble" has the meaning set forth in the preamble to this Agreement.

1.121           "Vermont Marble Guarantor" means Omya Industries Inc.

1.122           "VPPSA" has the meaning set forth in the preamble to this Agreement.

ARTICLE TWO

REQUIRED APPROVALS

2.1           Required Approvals.

(a)           Required Approvals of Seller.  The obligations of Seller under this Agreement are contingent upon and subject to the receipt of the following governmental approvals before February 1, 2012, upon terms satisfactory to Seller ("Required Approvals of Seller"):

(i)                      Export permit obtained by Hydro-Québec in a Final Order from the National Energy Board of Canada; and

(ii)                     A determination by the Vermont Public Service Board that no Required Approvals of Seller are required to be obtained by Seller from the Vermont Public Service Board to undertake the transactions contemplated under this Agreement.

(b)           Required Approvals of Buyer.  The obligations of each Buyer under this Agreement are contingent upon and subject to the receipt of the following governmental approvals before May 1, 2012, upon terms satisfactory to each Buyer as to whom such approvals apply as set forth below ("Required Approvals of Buyers" and, together with Required Approvals of Seller, "Required Approvals"):

(i)                      As to each Buyer, one or more Final Orders by the Vermont Public Service Board approving this Agreement in accordance with the terms hereof and issuing a Certificate of Public Good under 30 V.S.A. § 248 to that effect;

(ii)                     As to each Buyer, one or more Final Orders by the Vermont Public Service Board approving the issuance of debt or other securities and the mortgaging or pledging of corporate property, as necessary for the performance of this Agreement, pursuant to 30 V.S.A. § 108;

(iii)                    As to each of Stowe and BED, final, uncontested authorizing votes from their respective municipal citizen voting bodies following the issuance as to each of a Certificate of Public Good under 30 V.S.A. § 248;

(iv)                    As to VPPSA, one or more Final Orders by the Vermont Public Service Board approving, for Sub-Purchasers, concurrent power sales agreements between VPPSA and Sub-Purchasers and issuing to the Sub-Purchasers a Certificate of Public Good under 30 V.S.A. § 248 to that effect, and approval by Sub-Purchasers' respective municipal voters or, in the case of a cooperative, the cooperative's members, of the concurrent power sales agreements, and in the case of Washington Electric Cooperative, Inc. as a Sub-Purchaser, approval by the U.S. Department of Agriculture's Rural Utility Service.  Subject to Section 2.1(c) and Section 2.3, in the event that any Sub-Purchasers do not obtain such Required Approvals of Buyers for the concurrent power sales agreements, VPPSA's Share of Energy Quantity shall be reduced to equal the amount of Energy Quantity for which the Sub-Purchasers have received all applicable Required Approvals of Buyers.  Furthermore, VPPSA's Share of Environmental Attributes Quantity shall be reduced by an identical proportion.  VPPSA shall notify Seller and other Buyers of its revised Share of Energy Quantity and Environmental Attributes Quantity on or before March 15, 2012;

(v)                     As to VEC, authorizing votes from its members following the issuance as to VEC of a Certificate of Public Good under 30 V.S.A. § 248; and

(vi)                    A determination by the Vermont Public Service Board that no other Required Approvals of Buyers are required to be obtained by Buyers from the Vermont Public Service Board to undertake the transactions contemplated under this Agreement.

(c)           Termination Upon Failure to Obtain Required Approvals.

(i)                      Seller Failure.  If Seller does not obtain the Required Approvals of Seller by February 1, 2012, this Agreement shall automatically terminate unless the Parties mutually agree to waive such termination.

(ii)                     Buyer Failure.  If a Buyer does not obtain the Required Approvals of Buyer by May 1, 2012, this Agreement shall automatically terminate with respect to such Buyer (but only such Buyer) unless Seller and such Buyer mutually agree to waive such termination; provided, that notwithstanding Section 2.3(b), if Buyers with Shares comprising at least 75% of the aggregate Energy Quantity, based on the Energy Quantity as of November 1, 2015 in Appendix 3.2(c)(i) or Appendix 3.2(c)(ii), as applicable, do not obtain their Required Approvals of Buyers by May 1, 2012, then Seller shall have the right to terminate this entire Agreement upon thirty (30) days' notice to all Buyers, such notice to be given not later than May 31, 2012 or, if a notice has been given by such Buyer pursuant to Section 2.1(c)(iii), the date that is thirty (30) days after such notice is provided in accordance with Section 11.7.

(iii)                    Notice of Unsatisfactory Approvals.  Upon receipt of any governmental approval listed in Section 2.1(a) or 2.1(b), the Party required to obtain such approval shall promptly (and in no event later than ten (10) Business Days after receipt thereof) provide written notice and a copy of such governmental approval to the other Parties.  Such approval shall be deemed not to be satisfactory if the Party required to obtain such approval gives to the other Parties within thirty (30) days after the receipt of such approval written notice that such approval is not satisfactory.

(iv)                    Absence of Liability.  Notwithstanding any provision to the contrary in this Agreement, no Party with respect to which this Agreement is terminated pursuant to this Section 2.1(c) shall have any further financial or other obligation to any other Party with respect to this Agreement.  Upon any such termination with respect to a Party, the terminated Party shall be entitled to the return of any and all of its Performance Assurance that was posted in respect of this Agreement and, when Vermont Marble is the terminated Party, the Omya Guaranty and, when Seller is the terminated Party, the Hydro-Québec Guaranty, in each case in its full, undrawn amount that was posted to any other Party in respect of this Agreement.  If a Buyer is a terminated Party, such Buyer shall release Seller Guarantor from its obligations under the Hydro-Québec Guaranty with respect to such Buyer, and if Seller is a terminated Party, Seller shall release the Vermont Marble Guarantor from its obligations under the Omya Guaranty.

2.2           Cooperation to Obtain Required Approvals.  Each Party shall use commercially reasonable efforts (a) to initiate, as and if applicable, proceedings as promptly as possible after the Effective Date to obtain its respective Required Approvals, and (b) to obtain its respective Required Approvals by the applicable deadline set forth in Section 2.1(a) or Section 2.1(b).  Each Party hereto will cooperate with other Parties in the furnishing of technical information, data, or other matters which may be reasonably required for the Required Approvals.

2.3           Buyers' Option to Assume Removed Buyer's Share.

(a)           Continuing Effect.  In the event that this Agreement is terminated with respect to any Buyer pursuant to Section 2.1(c)(ii) or, with respect to VPPSA, in the event that its Share of the Energy Quantity and Environmental Attributes Quantity is reduced under Section 2.1(b)(iv) (any such Buyer, a "Removed Buyer"), such event shall have no effect upon the remaining Buyers ("Remaining Buyers") or the terms and conditions of this Agreement, which shall remain in full force and effect as to Seller and the Remaining Buyers subject to Section 2.1(c)(ii).

(b)           Option; Exercise.  Subject to the consent of Seller with respect to credit and collateral requirements under the applicable Collateral Agreements (such consent not to be unreasonably withheld or delayed), each Remaining Buyer shall have an option, exercisable upon providing written notice to Seller and each other Remaining Buyer within forty-five (45) days following termination with respect to a Removed Buyer pursuant to Section 2.1(c)(ii), to assume additional shares of any Removed Buyer's Share of the Energy Quantity and Environmental Attributes Quantity with the allocation of such additional shares as determined by the Remaining Buyers and afterward confirmed by Seller in writing to the Remaining Buyers; provided, that such assumption shall not be effective with respect to any Remaining Buyer having exercised its option hereunder unless such Remaining Buyer has obtained by October 31, 2012 any additional governmental and internal organizational approvals required by such exercise; provided further, that for the avoidance of doubt, in the case VPPSA is a Removed Buyer with respect to only a portion of its Share of the Energy Quantity and Environmental Attributes Quantity, a Remaining Buyer shall have the option to purchase only such portion of VPPSA's Share of the Energy Quantity and Environmental Attributes.  For the avoidance of doubt, any Remaining Buyer assuming all or a portion of a Removed Buyer's Share of the Energy Quantity and Environmental Attributes Quantity shall assume equal proportions of such Removed Buyer's Share of the Energy Quantity and Share of the Environmental Attributes Quantity.

(c)           Adjustments.  The respective (i) Share of the Energy Quantity and Environmental Attributes Quantity and (ii) credit and collateral requirements under the respective Collateral Agreement of each Buyer that exercises its option under Section 2.3(b) shall, in each case, be adjusted by Seller and each such Buyer to reflect the exercise of the option and resulting increased Share of the Energy Quantity and Environmental Attributes Quantity.

ARTICLE THREE

PARTIES' OBLIGATIONS WITH RESPECT TO THE PRODUCTS

3.1           Term; General Description of Obligations.

(a)           Term.  The term shall start on November 1, 2012 and shall be continuing through October 31, 2038 (the "Term").

(b)           Energy Product.  Commencing on November 1, 2012 and continuing through the end of the Term, Seller shall perform its obligations to Schedule and sell, and each Buyer shall perform its obligations to Schedule and purchase, the Energy Product, in each case (i) in an amount set forth for the Energy Quantity with respect to each Buyer in Section 3.2(c), (ii) in accordance with the Scheduling procedures set forth in Section 3.2(d), and (iii) at a Contract Price to be paid by each Buyer to Seller established in accordance with Section 3.2(e).

(c)           Environmental Attributes Product.  Commencing on November 1, 2012 and continuing through the Term (i) Seller shall transfer to each Buyer, and each such Buyer shall accept the transfer of, the Environmental Attributes Product in an amount set forth for the Environmental Attributes Quantity with respect to each Buyer in Section 3.3(b), and (ii) Seller and each Buyer shall share Environmental Attributes Revenues from (x) the subsequent sale, if any, by any Buyer of any amount of the Environmental Attributes Quantity received by such Buyer under this Agreement and (y) the sale, if any, by Seller of any Off-Peak Highgate Environmental Attributes, in each case in accordance with the revenue sharing provisions of Sections 3.3(g) and 3.3(h).

3.2           Energy Product.

(a)           Energy Product Definition.  The energy product under this Agreement shall consist of Energy transacted through an Internal Bilateral Transaction, or IBT, at the Sales Point in conformance with the Energy Profile (the "Energy Product").  For the avoidance of doubt, the Energy Product shall not include any capacity.

(b)           Energy Profile.  Subject to Scheduling obligations of Section 3.2(d), the Energy Quantity shall be Scheduled daily each hour starting from HE 08:00 through HE 23:00 eastern prevailing time, Monday through Sunday, including NERC Holidays (the "Energy Profile").

(c)           Energy Quantity.  Each Buyer's Share of Energy Quantity shall be the quantities for each period set forth in Appendix 3.2(c)(i) or Appendix 3.2(c)(ii), as applicable, which reflect that the initial aggregate amount of the Energy Quantity shall be as specified for the applicable period as set forth in Appendix 3.2(c)(i) and as provided below shall increase to the amounts set forth in Appendix 3.2(c)(ii) upon an increase in the firm transfer capability of Highgate to 225 MW during the Term; provided, that, subject to Seller's right to require changes in CVPS's credit and collateral requirement under the CVPS Collateral Agreement to reflect the re-allocation of additional Energy Quantity to CVPS, Vermont Marble shall have the right to assign its allocation to CVPS in the event that the Vermont Public Service Board approves the sale of Vermont Marble assets to CVPS and the assignment occurs on or before May 1, 2012.  Each Buyer's Share of Energy Quantity shall be as set forth in Appendix 3.2(c)(i) unless and until such time as the Operating Committee may increase each Buyer's Share of Energy Quantity to the quantities for each period set forth in Appendix 3.2(c)(ii) upon the increase in the rated transfer capability of Highgate to 225 MW at a level of reliability satisfactory to the Operating Committee.

(d)           Scheduling Energy.  By the Scheduling Deadline, Seller shall submit an IBT, in accordance with the Energy Profile, for each Buyer's Share of the Energy Quantity for settlement in the Day-Ahead Energy Market at the Sales Point.  By the Scheduling Deadline each Buyer shall confirm its IBT submitted by Seller.  Each of Buyer and Seller shall perform its respective submission and confirmation obligations in accordance with the ISO-NE Protocols and any procedures that may be specified by the Operating Committee.  Such actions by Seller and Buyer, as applicable, constitute "Schedule" or "Scheduling" obligations.

(e)           Contract Price.  Each Buyer shall pay to Seller the Contract Price calculated as follows:

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(vi)           *******.

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(B)           *******

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(II)           *******:

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(vii)           *******.

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(B)           *******
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(C)           *******
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(viii)                      Time of Calculation.  The Parties shall calculate such adjustment to the Contract Price annually on the Evaluation Date, such adjustment being effective as of the first day of the following Contract Year.

(ix)                      Sample Calculation.  Sample calculations illustrating calculation of the Contract Price and the Mass Hub Forward Price are set forth in Appendix 3.2(e).

3.3           Environmental Attributes Product.

(a)           Environmental Attributes Product Definition.  For each calendar year during the Term, Seller shall transfer, and each Buyer shall accept the transfer of, Environmental Attributes, in the Shares specified for such year for such Buyer in Appendix 3.3(b)(i) or Appendix 3.3(b)(ii), as applicable, that are associated with Energy that is delivered during such calendar year by Seller into the New England Markets over any transmission facilities existing as of the Effective Date or replacement transmission facilities of such transmission facilities (such Environmental Attributes, the “Environmental Attributes Product”).

(b)           Environmental Attributes Quantity.  Each Buyer's Share of the Environmental Attributes Quantity shall be equal to that set forth with respect to such Buyer in Appendix 3.3(b)(i) (when the Energy Quantity is determined by Appendix 3.2(c)(i)) or in Appendix 3.3(b)(ii) (when the Energy Quantity is determined by Appendix 3.2(c)(ii)).  For any calendar year in which both Appendix 3.3(b)(i) and Appendix 3.3(b)(ii) apply, the Operating Committee shall appropriately pro-rate the Environmental Attributes Quantities that Seller shall transfer to Buyers in such year to reflect the relative time periods in such year during which both Appendix 3.3(b)(i) and Appendix 3.3(b)(ii) applied.

(c)           Transfer.  Subject to the acknowledgements of Section 3.3(d) and the representations of Section 3.3(e):

(i)                      For each calendar year during the Term and occurring no later than fifteen (15) Business Days before the last trading day of the NEPOOL GIS (or successor mechanism or tracking system) for such calendar year, Seller shall transfer, through the NEPOOL GIS (or successor mechanism or tracking system) using one or more transfers, to each Buyer, certificates representing such Buyer's Share of the Environmental Attributes Quantity specified in Section 3.3(b), and each such transfer shall be accepted by such Buyer by the applicable prevailing deadline provided for by NEPOOL GIS (or successor mechanism or tracking system); and

(ii)                      As of the Effective Date, the Parties acknowledge that Energy transfers from Québec into the New England Markets are recorded in the NEPOOL GIS as Québec System Mix.  The Parties further acknowledge and agree that until such time as the NEPOOL GIS (or successor mechanism or tracking system) accurately represents the HQP System Mix, as the case may be, Seller shall, to the extent that Seller has delivered into the New England Markets HQP System Mix in accordance with the provisions of Section 3.3(a), transfer to each Buyer certificates issued by the NEPOOL GIS in respect of the Québec System Mix (or, for the avoidance of doubt, of any successor designation other than HQP System Mix) in an amount equal to the Environmental Attributes Quantity applicable to such Buyer.

(iii)          As of the Effective Date, the Parties acknowledge that the NEPOOL GIS permits the transfer of Québec System Mix certificates by Seller to each Buyer as contemplated by this Agreement.  The Parties further acknowledge and agree that Seller shall not be obligated to transfer:

(A)           certificates representing the Environmental Attributes Product if, during the Term, the NEPOOL GIS (or successor mechanism or tracking system) no longer permits the transfer of Québec System Mix certificates or, if applicable, HQP System Mix certificates or any other similar certificates, and there is no other Program facilitating the transfer of certificates representing the Environmental Attributes Product, but such failure to transfer shall not affect Seller’s obligations to make the representations and warranties under Section 3.3(e); and

(B)           certificates representing the Environmental Attributes Product if, during the Term, a Governmental Authority or NEPOOL GIS (or successor mechanism or tracking system) subsequently requires that certificates representing the Environmental Attributes Product be transferred to Persons other than Buyers, but such failure to transfer shall not affect Seller’s obligations to make the representations and warranties under Section 3.3(e) except to the extent such change in requirements prevents Seller from making the representations and warranties in Section 3.3(e) that concern Seller’s obligations to represent and warrant that Seller has not transferred the Environmental Attributes associated with the Environmental Attributes Quantity to any other Person.

(d)           Acknowledgements.  The Parties hereby expressly acknowledge and agree that:

(i)                      as of the Effective Date there is no renewable Energy, emissions reduction or any product reporting rights program, scheme or organization, or other similar program with respect to which exists a market, registry or reporting for the Environmental Attributes adopted by a Governmental Authority or the NEPOOL GIS (or successor mechanism or tracking system) (the “Programs”), but the absence of such Programs shall not limit Buyers’ right to pursue their remedies for non-performance of Seller’s obligation to transfer the Environmental Attributes Quantity in accordance with Section 4.2 or Section 5.2, as applicable;

(ii)                     Seller makes no representation as to the content of the sources of generation constituting the Québec System Mix;

(iii)                    Seller’s obligation to transfer, and Buyer's obligation to accept such transfer of, the Environmental Attributes Quantity, is an essential part of the consideration for this Agreement; and

(iv)                   subject to Seller's obligations to transfer the Environmental Attributes Quantity pursuant to this Section 3.3, nothing in this Agreement shall be interpreted as restricting the rights of Seller or any of its Affiliates to sell to any third parties any environmental attributes relating to Hydro-Québec Production's generation.

(e)           Representations and Warranties.  Subject to Section 3.3(d), Seller hereby represents and warrants to Buyers that, at the time of each transfer by Seller of a quantity of the Environmental Attributes Product:

(i)                    the Environmental Attributes Quantity:

(A)           will have originated from the HQP System Mix and have been delivered into the New England Markets in accordance with Section 3.3(a), and

(B)           will be solely and exclusively owned by Seller;

(ii)                      Seller will not have transferred the Environmental Attributes associated with the Environmental Attributes Quantity to any other Person, will not have made any representations in respect of such Environmental Attributes to any other Person, will not otherwise have sold, claimed or represented such Environmental Attributes as part of Energy sold elsewhere, will not have otherwise retired such Environmental Attributes, and will not have used such Environmental Attributes to satisfy any other Person's obligations in any Program; and

(iii)                      to the fullest extent allowed under applicable law, all of Seller's right, title and interest in the Environmental Attributes associated with the Environmental Attributes Quantity will be transferred to Buyers and will be free and clear of any liens, taxes, claims, security interests or other encumbrances except for any right or interest by any Person claiming through Buyers.

(f)           Attestation.  On or before the later of (a) July 1 following any given calendar year of the Term or (b) fifteen (15) days after the last trading day of the NEPOOL GIS (or successor mechanism or tracking system) for any such applicable calendar year, Seller shall provide to each Buyer an attestation in the form of Appendix 3.3(f) (as may be subsequently amended by the mutual written agreement of the Parties) documenting the representations set forth in Section 3.3(e) with respect to such Buyer's Share of the Environmental Attributes Quantity for such previous calendar year of the Term and documenting the actual content of the HQP System Mix for such previous calendar year.

(g)           Revenue Sharing.  Any Environmental Attributes Revenues accrued by a Buyer from any sale for resale of all or part of the Environmental Attributes Product transferred to such Buyer hereunder shall be shared equally between such Buyer and Seller.  Buyer shall notify Seller of any such sale for resale within a commercially reasonable time after such sale for resale is made and becomes legally binding (and in no event later than three (3) months thereafter).

(h)           Additional Revenue Sharing.  Provided that Vermont has designated hydroelectric power, including hydroelectric power generated as part of the HQP System Mix, as renewable under Vermont law, and as long as such designation remains in effect, Seller agrees to share all Environmental Attributes Revenues realized by it from the sale of Environmental Attributes associated with Energy that Seller, in its sole discretion, physically delivers during the Term over Highgate into the New England Markets during the hours other than from HE 08:00 through HE 23:00 eastern prevailing time, Monday through Sunday, including NERC Holidays hours (the “Off-Peak Highgate Environmental Attributes”).  Any Environmental Attributes Revenues accrued by Seller of Off-Peak Highgate Environmental Attributes shall be shared 50% by Buyers and 50% by Seller.  Seller shall notify Buyers of any such sale for resale within a commercially reasonable time after such sale for resale is made and becomes legally binding (and in no event later than three (3) months thereafter).

3.4           Force Majeure.

(a)           To the extent any Party is prevented by an Event of Force Majeure from carrying out, in whole or part, its obligations under this Agreement and such Party (the "Claiming Party") gives notice and details of the Event of Force Majeure to the other Parties as soon as practicable, then the Claiming Party shall be excused from the performance of those obligations prevented by such Event of Force Majeure (other than the obligation to make payments then due or becoming due with respect to performance prior to the Event of Force Majeure) during the duration of such Event of Force Majeure.  The Claiming Party shall remedy the Event of Force Majeure with all reasonable dispatch.  If the Claiming Party is Seller, Buyers shall not be required to perform or resume performance of their respective obligations to Seller corresponding to the obligations of Seller excused by the Event of Force Majeure. If the Claiming Party is a Buyer, Seller shall not be required to perform or resume performance of its obligations corresponding to the obligations of the Claiming Party only.

(b)           If a Claiming Party is prevented, due to one or more Events of Force Majeure lasting collectively for twelve (12) consecutive months, from performing its obligations under Article Three, then any Buyer (in the case the Claiming Party is Seller) or Seller (in the case the Claiming Party is any Buyer), so long as it has met its obligations under this Section and is not otherwise in breach of this Agreement, may terminate this Agreement, as regards only the rights and obligations of such Party with the Claiming Party, upon thirty (30) days' notice.

ARTICLE FOUR

AMOUNT DUE IN EVENT OF CERTAIN FAILURES

4.1           Failure to Schedule Energy Product.  If Seller or any Buyer fails to perform its Scheduling obligations with respect to the Energy Product pursuant to Section 3.2, and such failure is not excused by an Event of Force Majeure, then a financial adjustment to the monthly invoice for the month in which such failure occurred shall be made by Seller as follows:  (i) each affected Buyer will be excused from paying the Contract Price for each MWh or fraction thereof of its Share of the Energy Product that was not Scheduled for a given hour during the Energy Profile and (ii) Seller shall credit or charge each Buyer for such MWh or fraction thereof that was not Scheduled the positive or negative amount, as the case may be, equal to the LMP at the Sales Point in the Day-Ahead Energy Market for that hour minus the Contract Price.  To the extent any charges or fees are imposed by the ISO-NE as a result of a Party's failure to perform its Scheduling obligations hereunder, such Party only shall be responsible for the payment of such charges imposed and the other Party shall not be responsible for the payment of any such charges or fees imposed.

4.2           Failure to Transfer Environmental Attributes Product.  For any calendar year during the Term, if Seller fails to transfer, in whole or in part, to any Buyer its full Share of the Environmental Attributes Quantity for such calendar year pursuant to Section 3.1 and Section 3.3 and such failure is not excused by an Event of Force Majeure or due to Buyer’s failure to accept such transfer, then Seller shall be required to transfer to such Buyer within 12 months after the end of the trading period applicable for such calendar year an amount of Environmental Attributes Product for such calendar year equal to the quantity of such Buyer's Share of the Environmental Attributes Quantity that was not transferred to such Buyer; provided, however, that in the event:

(a)           a Program exists in which a monetary value for the Environmental Attributes Product exists, and

(b)           such Seller’s failure to transfer the Environmental Attributes Quantity in accordance with Section 3.1 and Section 3.3 will result in a penalty or non-compliance fee for Buyer that would not otherwise have been incurred had Seller transferred the required Environmental Attributes Quantity in such calendar year, then such Buyer shall no later than five (5) Business Days after Seller’s failure, inform Seller of the estimated cost of such penalties or non-compliance fees and, if applicable, of the costs related to obtaining in a commercially reasonable manner a replacement product that qualifies under the Program.  Upon receipt of such notice Seller shall have five (5) Business Days to provide Buyer with an alternative replacement product that qualifies and has the same compliance effect for Buyer under the Program.  If Seller is able to provide such replacement within such time, then Buyer shall accept such replacement, and Seller shall not otherwise have to compensate any costs to Buyer, including for the avoidance of doubt any additional penalties or non-compliance fees if assessed under the Program.  If Seller is not able to provide such replacement within such time, then Buyer shall make a direct purchase in a commercially reasonable manner, and Seller shall reimburse Buyer for the actual cost of such replacement purchase and any out-of-pocket charges or costs reasonably incurred by Buyer directly linked to making such replacement purchase.  In the event that either the Buyer is not able to make such a direct purchase or the costs of such a direct purchase is higher than the applicable penalty or non-compliance fee, Seller shall reimburse to Buyer the cost of the penalty or non-compliance fee that are directly attributable to Seller’s failure at the time such penalty or non-compliance fee costs are actually required under the Program to be incurred by Buyer.  For the avoidance of doubt, for the purposes of this Section 4.2 “commercially reasonable manner” shall mean the purchase of the replacement for the Environmental Attributes Product, with the lowest cost for Seller and with the same compliance effect for the Buyer under the Program and as determined from three (3) competitive quotes, or less if three (3) quotes are not available.

ARTICLE FIVE

EVENTS OF DEFAULT; REMEDIES

5.1           Events of Default.  An "Event of Default" shall mean, with respect to a Party (a "Defaulting Party"), the occurrence of any of the following:

(a)           the failure to make, when due, any payment required under this Agreement if such failure is not remedied within five (5) Business Days after written notice from the Party to which such payment is due;

(b)           any representation or warranty made by such Party herein is false or misleading in any material respect when made or when deemed made or repeated and such breach has a material adverse effect upon the Party to whom such representation or warranty was made;

(c)           the failure to perform any material covenant or obligation set forth in this Agreement (except to the extent constituting a separate Event of Default, and except for such Party's obligations to Schedule the applicable Energy Quantity, the exclusive remedy for which is, subject to Sections 5.1(i) and (j), provided in Article Four) if such failure is not remedied within five (5) Business Days after written notice;

(d)           such Party becomes Bankrupt;

(e)           the failure of such Party to satisfy the creditworthiness or collateral requirements agreed to pursuant to a Collateral Agreement to which it is a Party if such failure is not remedied within five (5) Business Days after written notice, or the repudiation or termination by such Party of such Collateral Agreement;

(f)           such Party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another Person and, at the time of such consolidation, amalgamation, merger or transfer, the resulting, surviving or transferee Person fails to assume all the covenants and obligations of such Party under this Agreement by operation of law or pursuant to an agreement reasonably satisfactory to the other Party;

(g)           with respect to Seller:

(i)                      any representation or warranty made by Seller Guarantor in connection with this Agreement is false or misleading in any material respect when made or when deemed made or repeated and such breach has a material adverse effect upon the Party to whom such representation or warranty was made;

(ii)                      the failure of Seller Guarantor to make any payment required or to perform any other material covenant or obligation in the Hydro-Québec Guaranty made in connection with this Agreement and such failure is not remedied within five (5) Business Days after written notice from the Party to which such payment is due or in favor of which such covenant or obligation was contracted;

(iii)                     Seller Guarantor becomes Bankrupt;

(iv)                    the failure of the Hydro-Québec Guaranty to be in full force and effect for purposes of this Agreement (other than in accordance with its terms) prior to the satisfaction of all obligations of Seller under this Agreement to which the Hydro-Québec Guaranty shall relate without the written consent of the Party being the beneficiary of the Hydro-Québec Guaranty; or

(v)                     Seller Guarantor repudiates, disaffirms, disclaims, or rejects, in whole or in part, or challenges the validity of, the Hydro-Québec Guaranty;

(h)           with respect to Vermont Marble:

(i)                      any representation or warranty made by the Vermont Marble Guarantor in connection with this Agreement is false or misleading in any material respect when made or when deemed made or repeated and such breach has a material adverse effect upon Seller;

(ii)                      the failure of the Vermont Marble Guarantor to make any payment required or to perform any other material covenant or obligation in the Omya Guaranty made in connection with this Agreement and such failure is not remedied within five (5) Business Days after written notice from Seller;

(iii)                      the Vermont Marble Guarantor becomes Bankrupt;

(iv)                      the failure of the Omya Guaranty to be in full force and effect for purposes of this Agreement (other than in accordance with its terms) prior to the satisfaction of all obligations of Vermont Marble under this Agreement to which the Omya Guaranty shall relate without the written consent of Seller; or

(v)                      the Vermont Marble Guarantor repudiates, disaffirms, disclaims, or rejects, in whole or in part, or challenges the validity of, the Omya Guaranty;

(i)           with respect to Seller, if Seller fails to Schedule all or part of a Buyer's Share of the Energy Quantity in accordance with Section 3.2, such failure is not excused by such Buyer's failure to perform its obligations under Section 3.2 or by an Event of Force Majeure, and such failure occurs on forty-five (45) or more calendar days within a two (2) year period during the Term;

(j)           with respect to a Buyer, if such Buyer fails to Schedule all or part of its Share of the Energy Quantity in accordance with Section 3.2, such failure is not excused by Seller's failure to perform its obligations under Section 3.2 or by an Event of Force Majeure, and such failure occurs on forty-five (45) or more calendar days within a two (2) year period during the Term;

(k)           the occurrence or existence of (i) a default, event of default or other similar condition or event (however described) in respect of (A) Seller or the Seller Guarantor (in the case of Seller) or (B) (x) a Buyer, (y) in the case of Stowe, the Town of Stowe or (z) in the case of Vermont Marble, Vermont Marble or the Vermont Marble Guarantor (each of Seller, the Seller Guarantor, any such Buyer and, as applicable, the Town of Stowe and the Vermont Marble Guarantor, a “Cross Default Entity”), under one or more agreements or instruments relating to Specified Indebtedness where the aggregate principal amount of such one or more agreements or instruments, either alone or together with the amount, if any, referred to in clause (ii) below, is not less than the applicable Threshold Amount and which has resulted in the future payments under such Specified Indebtedness having been accelerated and having become immediately due and payable; or (ii) a default by a Cross Default Entity in making one or more payments under such agreements or instruments on the due date for payment (after giving effect to any applicable notice requirement or grace period) in an aggregate amount, either alone or together with the amount, if any, referred to in clause (i) above, of not less than the applicable Threshold Amount; provided, however, that an Event of Default shall not occur under either clause (i) or (ii) above if the default, event of default or other similar event or condition referred to in clause (i) or the failure to pay referred to in clause (ii) is a failure caused by an error or omission of an administrative or operational nature and funds were available to such Cross Default Entity to enable it to make the relevant payment when due and such payment is in fact made within the applicable cure period;

(l)           such Party (i) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, which default results in a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (ii) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment date or delivery date of a Specified Transaction; or (iii) disaffirms, disclaims or repudiates any Specified Transaction; provided, for the avoidance of doubt, that payments due with respect to that certain Firm Power and Energy Contract dated December 4, 1987 by and among Allied Power and Light Company, the City of Burlington, Vermont Electric Department, Central Vermont Public Service Corporation, Franklin Electric Light Company, Inc., Green Mountain Power Corporation, Village of Johnson Electric Light Department, Rochester Electric Light & Power Company, Vermont Electric Generation & Transmission Cooperative Inc., Vermont Public Power Supply Authority and Hydro-Québec (the “Vermont Joint Owners Power Purchase Agreement”) shall not be subject to, and amounts with respect thereto, if applicable, shall not be aggregated with other defaults in payment in determining a Party’s compliance with, this Section 5.1(l); or

(m)           with respect to Seller, if Seller fails to transfer all or part of a Buyer's Share of the Environmental Attributes Quantity in accordance with Section 3.1(c) and Section 3.3(c), such failure is not excused by such Buyer's failure to perform its obligations under Section 3.1(c) and Section 3.3(c) or by an Event of Force Majeure, and such failure is not remedied by Seller pursuant to Section 4.2.

5.2           Remedies.

(a)           If an Event of Default shall have occurred and be continuing, Seller in the event a Buyer is the Defaulting Party or any affected Buyer in the event Seller is the Defaulting Party (the "Non-Defaulting Party") shall have the right (i) to seek specific performance of the Defaulting Party's obligations under this Agreement (including the Defaulting Party's obligations to make payments under Article Four), (ii) to accelerate all amounts owing between the Non-Defaulting Party and the Defaulting Party calculated in accordance with Section 5.3 and to liquidate and terminate its obligations under this Agreement as to such Defaulting Party ("Early Termination"), (iii) suspend performance with respect to such Defaulting Party, and (iv) except as expressly provided or limited in this Agreement (including with respect to Article Four) and only with respect to such Defaulting Party, to any other remedy available at law or in equity, in each case subject to and in accordance with the provisions of this Article Five; provided, however, that, for the avoidance of doubt, (x) if the Non-Defaulting Party is a Buyer, its Early Termination rights under this Section 5.2 shall apply solely with respect to such Buyer and shall not act to terminate this Agreement or Seller's obligations hereunder with respect to any other Buyer, and (y) if the Non-Defaulting Party is Seller, its Early Termination rights under this Section 5.2 shall apply solely with respect to Buyer that is the Defaulting Party and shall not act to terminate this Agreement or Seller's obligations hereunder with respect to any other Buyer.

(b)           To the extent the Non-Defaulting Party wishes to exercise its Early Termination rights under this Section 5.2, the Non-Defaulting Party shall provide written notice to the Defaulting Party (the "Notice of Termination") and shall include in the Notice of Termination a date of Early Termination, which shall be a date (the "Early Termination Date") (i) in the case of an Event of Default other than under Section 5.1(i) or Section 5.1(j), no earlier than thirty (30) days and no later than sixty (60) days, or (ii) in the case of an Event of Default under Section 5.1(i) or Section 5.1(j), no later than sixty (60) days, in each case after such Notice of Termination is delivered.  If the occurrence resulting in the Event of Default is not eliminated by the Early Termination Date, the Defaulting Party and the Non-Defaulting Party shall, at the sole discretion of the Non-Defaulting Party having given Notice of Termination, proceed to liquidate and terminate this Agreement, but only as between the Non-Defaulting Party and the Defaulting Party.

5.3           Calculation of Termination Payment.  In the event that the Non-Defaulting Party elects to terminate this Agreement, the Non-Defaulting Party shall calculate, in a commercially reasonable manner, a Termination Payment for the Early Termination that shall be liquidated and due to, or due from, the Non-Defaulting Party as appropriate.  Performance Assurance held by a Party may be netted against any Termination Payment due to such Party.

5.4           Notice of Payment of Termination Payment.  As soon as practicable after the Early Termination Date, written notice shall be given by the Non-Defaulting Party to the Defaulting Party of the amount of the Termination Payment and whether the Termination Payment is due to, or due from, the Non-Defaulting Party.  The notice shall include a written statement explaining in reasonable detail the calculation of such amount and shall otherwise be provided in accordance with the notice provisions of Section 11.7.  The Termination Payment shall be made by the Party that owes it within two (2) Business Days after such notice is effective under the provisions of Section 11.7.  For the avoidance of doubt, payment of the Termination Payment shall not relieve the Defaulting Party from any of its accrued payment obligations hereunder, which shall be due and payable as otherwise provided in this Agreement.

5.5           Closeout Setoffs.  After calculation of a Termination Payment in accordance with Section 5.3, if the Defaulting Party would be owed the Termination Payment, the Non-Defaulting Party shall be entitled, at its option and in its discretion, to set off against such Termination Payment any amounts due and owing by the Defaulting Party to the Non-Defaulting Party under any other agreements, instruments or undertakings between the Defaulting Party and the Non-Defaulting Party.  The remedy provided for in this Section shall be without prejudice and in addition to any right of setoff, combination of accounts, lien or other right to which any Party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

ARTICLE SIX

PAYMENT AND NETTING

6.1           Billing Period.  The calendar month shall be the standard period for all payments under this Agreement.  As soon as practicable after the end of each month starting November 1, 2012, Seller shall render to each Buyer an invoice specifying the payment and revenue sharing obligations, if any, incurred hereunder during the preceding month.

6.2           Timeliness of Payment.  All invoices under this Agreement shall be due and payable in accordance with each invoice's instructions on or before the later of the tenth (10th) day of each month, or fifth (5th) day after receipt of the invoice or, if such day is not a Business Day, then on the next Business Day.  Payments shall be made by electronic funds transfer, or by other method(s) agreeable between Seller and any Buyer, to the account designated by the Party to which payment is due.  Any amounts not paid by the due date shall be deemed delinquent and shall accrue interest at the Interest Rate, such interest to be calculated from and including the due date to but excluding the date the delinquent amount is paid in full.

6.3           Disputes and Adjustments of Invoices.  A Buyer may, in good faith, dispute the correctness of any invoice or any adjustment to an invoice, rendered to such Buyer under this Agreement within ninety (90) days after the date the invoice, or adjustment to an invoice, was rendered, and Seller may adjust any invoice or adjustment thereto for any arithmetic or computational error within eighteen (18) months after the date the invoice, or adjustment to an invoice, was rendered.  In the event an invoice or portion thereof, or any other claim or adjustment arising hereunder, is disputed, payment of the undisputed portion of the invoice shall be required to be made when due, with notice of the objection given to Seller.  Any invoice dispute or invoice adjustment shall be in writing and shall state the basis for the dispute or adjustment.  Without limiting any Party's remedies at law or equity, payment of the disputed amount shall not be required until the dispute is resolved.  Upon resolution of the dispute, any required payment shall be made within two (2) Business Days of such resolution along with interest accrued at the Interest Rate from and including the due date to but excluding the date paid.  Inadvertent overpayments shall be returned upon request or deducted from subsequent payments, with interest accrued at the Interest Rate from and including the date of such overpayment to but excluding the date repaid or deducted.  Any dispute with respect to an invoice is waived unless Seller is notified in accordance with the time periods set forth in this Section 6.3.  If an invoice is not rendered within eighteen (18) months after the close of the month during which performance to which the invoice relates occurred, the right to payment for such performance is waived.

6.4           Netting of Payments.  The Parties hereby agree that they shall discharge mutual debts and payment obligations due and owing to each other under this Agreement on the same date through netting, in which case all amounts owed by any Party to another Party under this Agreement during the monthly billing period under this Agreement, including any payments or damages calculated pursuant to Article Four or a Collateral Agreement, interest, and payments or credits, shall be netted so that only the excess amount remaining due shall be paid by the Party owing it.

6.5           Security.  Unless the Party benefiting from a Performance Assurance or a guaranty notifies in writing the Party having transferred such Performance Assurance or the obligations of which are guaranteed by such guaranty, as the case may be, and except in connection with a liquidation and termination in accordance with Article Five, all amounts netted pursuant to this Article Six shall not take into account or include any Performance Assurance or guaranty which may be in effect to secure a Party's performance under this Agreement.

ARTICLE SEVEN

LIMITATIONS

7.1           Limitation of Remedies, Liability and Damages. EXCEPT AS SET FORTH HEREIN, THERE IS NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY AND ALL IMPLIED WARRANTIES ARE DISCLAIMED.  THE PARTIES CONFIRM THAT THE EXPRESS REMEDIES AND MEASURES OF DAMAGES PROVIDED IN THIS AGREEMENT SATISFY THE ESSENTIAL PURPOSES HEREOF.  FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED AS THE SOLE REMEDY OR MEASURE OF DAMAGES, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY, THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED.  IF NO MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES.  UNLESS EXPRESSLY HEREIN PROVIDED, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE, EXCEPT THAT A PARTY SHALL BE ENTITLED TO RECOVER ITS COSTS (AS DEFINED HEREIN) UPON A FINAL JUDGMENT IN ITS FAVOR.  IT IS THE INTENT OF THE PARTIES THAT THE LIMITATIONS HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING THE NEGLIGENCE OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE.  TO THE EXTENT ANY DAMAGES REQUIRED TO BE PAID HEREUNDER ARE LIQUIDATED, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, OR OTHERWISE OBTAINING AN ADEQUATE REMEDY IS INCONVENIENT AND THE DAMAGES CALCULATED HEREUNDER CONSTITUTE A REASONABLE APPROXIMATION OF THE HARM OR LOSS.

ARTICLE EIGHT

CREDIT AND COLLATERAL REQUIREMENTS

8.1           Financial Information.

(a)            From Buyers.  Each Buyer agrees that, so long as it has or may have any obligation under this Agreement, it will make available to Seller (i) within one hundred twenty (120) days following the end of each fiscal year, the audited consolidated year-end financial statements of such Buyer or, in the case of Stowe or Vermont Marble, the Town of Stowe or the Vermont Marble Guarantor, respectively, prepared in accordance with U.S. generally accepted accounting principles, consistently applied, (ii) to the extent such Buyer or, in the case of Stowe or Vermont Marble, the Town of Stowe or the Vermont Marble Guarantor, respectively, prepares quarterly or semi-annual financial statements, within forty-five (45) days following the end of each fiscal quarter or semi-annual period, the unaudited consolidated financial statements of such Buyer or, in the case of Stowe or Vermont Marble, the Town of Stowe or the Vermont Marble Guarantor, respectively, for such quarter or semi-annual period prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and (iii) from time to time any other reasonable, pertinent and publicly disclosable information about the financial position of such Buyer or, in the case of Stowe or Vermont Marble, the Town of Stowe or the Vermont Marble Guarantor, respectively, requested by Seller.

(b)           From Seller Guarantor.  Seller agrees that, so long as it has or may have any obligation under this Agreement, it will make available to Buyers (i) within one hundred twenty (120) days following the end of each fiscal year, audited consolidated year-end financial statements of Seller Guarantor prepared in accordance with Canadian generally accepted accounting principles, consistently applied, (ii) to the extent Seller Guarantor prepares quarterly or semi-annual financial statements, within one hundred twenty (120) days following the end of each fiscal quarter or semi-annual period, its unaudited consolidated financial statements for such quarter or semi-annual period prepared in accordance with Canadian generally accepted accounting principles, consistently applied, and (iii) from time to time any other reasonable, pertinent and publicly disclosable information about Seller Guarantor's financial position requested by Buyers.

8.2           Collateral Agreements.

(a)           The obligations of each Buyer as to Seller, and Seller as to each Buyer, under this Agreement shall be secured in accordance with the provisions of a separate collateral agreement of even date herewith between each Buyer and Seller (each such collateral agreement, as may be amended, supplemented, updated and restated from time to time, a "Collateral Agreement").  Each Collateral Agreement is made a part hereof as though fully set forth in this Agreement;

(b)           Each Collateral Agreement shall apply to (i) transactions undertaken under this Agreement and (ii) any transactions undertaken pursuant to any future agreements entered into between the respective Buyer and Seller for the purchase and sale of power and power-related products, including without limitation, financially settled transactions and transactions involving Environmental Attributes, to the extent that Seller and such Buyer affirmatively state in the definitive agreement for such future transactions that such transactions are subject to the Collateral Agreement; and

(c)           Each Collateral Agreement shall set forth with respect to this Agreement and, as the case may be, any future agreements and transactions, the exclusive conditions under which each Buyer and Seller will be required to provide credit and collateral support and Performance Assurance in the form of cash, a letter of credit or other property as agreed to by such Parties, as well as the exclusive conditions under which such Parties will release such Performance Assurance.

8.3           Guaranties.  Concurrently with the execution of this Agreement, (a) Seller shall cause Seller Guarantor to deliver to Buyers a single Guaranty Agreement in an amount equal to ******* and in a form mutually agreeable to Seller and Buyers (the "Hydro-Québec Guaranty"), and (b) Vermont Marble shall cause the Vermont Marble Guarantor to deliver to Seller a Guaranty Agreement in an amount and form mutually agreeable to Seller and Vermont Marble (the "Omya Guaranty").  Each Buyer expressly acknowledges and agrees that none of Seller, Seller Guarantor or any of their Affiliates shall incur any liability in connection with or be involved in any disputes or claims among any Buyers regarding Buyers' allocation of any amounts paid or made available to Buyers under the Hydro-Québec Guaranty.

ARTICLE NINE

GOVERNMENTAL CHARGES

9.1           Cooperation.  Each Party shall use reasonable efforts to implement the provisions of, and to administer, this Agreement in accordance with the intent of the Parties to minimize all taxes, including delivery to Seller by each Buyer of sales tax exemption or resale certificates, so long as neither Party is materially adversely affected by such efforts.

9.2           Governmental Charges.  Seller shall pay or cause to be paid all taxes and charges imposed by any Governmental Authority ("Governmental Charges") on or with respect to the Energy Quantity arising prior to the Sales Point.  Each Buyer shall pay or cause to be paid all Governmental Charges on or with respect to the Energy Quantity at and from the Sales Point (other than ad valorem, franchise or income taxes which are related to the sale of the Energy Quantity and are, therefore, the responsibility of Seller).  For the avoidance of doubt, ISO-NE charges imposed on sellers in an IBT transaction will be the responsibility of Seller, and ISO-NE charges imposed on buyers in an IBT transaction will be the responsibility of Buyers.  In the event Seller is required by law or regulation to remit or pay Governmental Charges which are any Buyer's responsibility hereunder, such Buyer shall promptly reimburse Seller for such Governmental Charges.  If a Buyer is required by law or regulation to remit or pay Governmental Charges which are Seller's responsibility hereunder, such Buyer may deduct the amount of any such Governmental Charges from the sums due to Seller under Article 6 of this Agreement.  Nothing shall obligate or cause a Party to pay or be liable to pay any Governmental Charges for which it is exempt under the law.

ARTICLE TEN

OPERATING COMMITTEE

10.1          Operating Committee.  The Parties shall maintain an operating committee (the "Operating Committee"), consisting of four (4) members, two (2) appointed by Seller and one (1) appointed by each of the two (2) Buyers with the largest Shares of Energy Quantity as aggregated over the remaining Term (for the purposes of this Article 10, each of Seller and such two (2) Buyers may also be referred to as an "Appointing Entity"), and four (4) alternate members, two (2) appointed by Seller and one (1) appointed by each of the two (2) Buyers with the largest Shares of Energy Quantity as aggregated over the remaining Term.  Should a member appointed by an Appointing Entity be unable to attend a meeting, he shall be represented at the meeting by an alternate member appointed by such Appointing Entity or by a Person named either by such member or such alternate, or by the Person to whom such member reports administratively.  Prompt notice in writing shall be given by each Appointing Entity for all appointments, removals and replacements of its members.  Each member of the Operating Committee is authorized to represent and bind its Appointing Entity and, in the case of the members of the Operating Committee appointed by the Appointing Entities for Buyers, Buyers, respecting all matters covered in Section 10.2 of this Agreement, as the same may be amended from time to time by the Parties; provided, however, that the Operating Committee shall not have authority to modify or amend this Agreement, such authority remaining at all times with the Parties.  All decisions of the Operating Committee shall be unanimous.  The Operating Committee shall have access at all reasonable times to the pertinent and relevant records of the Parties required to substantiate any fact pertaining to this Agreement.

10.2          Duties of the Operating Committee.  Subject to Section 10.1, the Operating Committee is authorized on behalf of the Parties to do all things necessary to give effect to the original intention of the Parties as reflected in this Agreement in the ongoing administration of this Agreement.  Specifically, the duties of the Operating Committee include:

(a)           Monitor and revise the source of the Interest Rate as necessary and appropriate, consistent with the original intention of the Parties;

(b)           Monitor and adjust the Energy Quantities and Environmental Attributes Quantities as necessary and appropriate as provided in Section 2.3(b), Section 3.2(c) and Section 3.3(b);

(c)           Monitor and revise as necessary and appropriate, consistent with the original intention of the Parties as reflected in this Agreement, the Scheduling procedures under Section 3.2(d) submittal, confirmation and/or notification procedure to facilitate the operational activities for the Parties consistent with ISO-NE Protocols and the original intention of the Parties as reflected in this Agreement;

(d)           Make the appropriate adjustments to the Contract Price annually in accordance with Section 3.2(e), and monitor and revise as necessary and appropriate, consistent with the original intention of the Parties as reflected in this Agreement, availability of the Price Source and any market indices or published data to be utilized in connection with the Contract Price;

(e)           Monitor and revise as necessary and appropriate, consistent with the original intention of the Parties as reflected in this Agreement for the accurate reporting of the Environmental Attributes Product, protocols for confirming the conformance of the Environmental Attributes Product with the requirements of Section 3.3 in each case in conformance with applicable reporting requirements of a legally authorized Person or Program for tracking Environmental Attributes;

(f)           Monitor and revise as necessary and appropriate, consistent with the original intention of the Parties as reflected in this Agreement, protocols for ensuring that the revenue sharing of the Environmental Attributes occurs consistent with Section 3.3;

(g)           Monitor and adjust the Environmental Attributes Quantities through pro-ration as necessary and appropriate in accordance with Section 3.3(b);

(h)           Monitor and update as necessary the notice information for the Parties set forth in Appendix 11.7; and

(i)           The consideration of such other matters as may arise in carrying out the objectives of this Agreement or as may be referred to it in order to administer this Agreement.

10.3           Confirmation of Operating Committee Actions.  Any agreement of the Operating Committee made pursuant to this Agreement shall be confirmed in writing and signed by all members of the said Operating Committee, and provided to Seller and all Buyers.  The Operating Committee shall keep written minutes showing matters discussed and actions taken at its meetings.

10.4           Expenses.  Each Appointing Entity shall pay the expenses of the member or members it has appointed on the Operating Committee.  Any expenses incurred by the Operating Committee for activities pertaining to this Agreement shall be allocated fifty percent (50%) to Seller and fifty percent (50%) to the Appointing Entities for Buyers or in such other proportion between Seller and Appointing Entities for Buyers as may be agreed upon in writing by the Operating Committee.

ARTICLE ELEVEN

MISCELLANEOUS

11.1           Survival.  In the event that this Agreement is terminated prior to the expiration of the Term in accordance with Section 2.1(c), Article Five, Section 3.4 or Section 11.11, or upon the expiration of the Term, such termination or expiration (as applicable) shall not relieve any Party of its accrued and unpaid liabilities, if any, hereunder.  Section 11.15 shall survive the termination or expiration of this Agreement (as applicable); the indemnity provisions of this Agreement shall survive the termination or expiration of this Agreement (as applicable) for the period of the applicable statute of limitations; and the audit provisions of this Agreement shall survive the termination or expiration of this Agreement (as applicable) for a period of twelve (12) months.

11.2           Representations and Warranties.  As of each of the Effective Date and November 1, 2012, each Party represents and warrants to the other Parties that, subject to any Required Approval applicable to such Party:

(a)           it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)           it has all regulatory authorizations necessary for it to legally perform its obligations under this Agreement;

(c)           the execution, delivery and performance of this Agreement is within its powers, has been duly authorized by all necessary action, does not require the consent of any party to any agreement with such Party, and does not violate any of the terms and conditions in its governing documents, any contracts to which it is a party or any law, rule, regulation, order or the like applicable to it;

(d)           this Agreement, and each other document executed and delivered in accordance with this Agreement constitutes its legally valid and binding obligation enforceable against it in accordance with its terms, subject to any Equitable Defenses.

(e)           it is not Bankrupt and there are no proceedings pending or being contemplated by it or, to its knowledge, threatened against it which would result in it being or becoming Bankrupt;

(f)           there is not pending or, to its knowledge, threatened against it or any of its Affiliates any legal proceedings that could materially adversely affect its ability to perform its obligations under this Agreement;

(g)           no Event of Default with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement;

(h)           it is acting for its own account, has made its own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment, is not relying upon the advice or recommendations of any other Party in so doing, and is capable of assessing the merits of and understanding, and understands and accepts, the terms, conditions and risks of this Agreement;

(i)           except with respect to each of VEC, VPPSA, BED and Stowe, it is a "forward contract merchant" within the meaning of the Bankruptcy Code;

(j)           it has entered into this Agreement in connection with the conduct of its business and it has the capacity or ability to undertake and perform the obligations hereunder;

(k)           it is, or in the case of VPPSA acting on behalf of, a producer, processor, commercial user or merchant handling the Energy Quantity, and it is entering into this Agreement for purposes related to its business as such;

(l)           as to Seller, it has and shall continue to take all necessary actions to maintain throughout the Term, FERC market-based rate authority; and

(m)           as to each Buyer, it is a Market Participant and has the power and authority to perform its Scheduling obligations hereunder.

11.3           Duty to Mitigate.  Each Party agrees that it has a duty to mitigate damages under applicable law and covenants that it will use commercially reasonable efforts, to the extent required under applicable law, to minimize any damages it may incur as a result of another Party's default or non-performance of this Agreement.

11.4           Indemnity.

(a)           Subject to any limitations set forth in Article Seven, (i) Seller shall indemnify, defend and hold harmless each Buyer and its Affiliates, directors, employees and agents and (ii) each Buyer shall indemnify, defend and hold harmless Seller and its Affiliates, directors, employees and agents, from and against any Claims arising in connection with or resulting from the indemnifying Party's (x) breach of any representations or warranties made in connection with this Agreement, (y) failure to perform any of its obligations under this Agreement, and (z) any Governmental Charges for which such indemnifying Party is responsible under Article Nine.

(b)           The potential indemnified Party shall, with reasonable promptness after obtaining knowledge thereof, provide the potential indemnifying Party with written notice (the "Indemnification Request Notice") of the Claims that may be subject to indemnification, which notice shall include a statement of the basis of the potential indemnified Party's claim for indemnification hereunder, including a summary of the facts or circumstances that form the basis for the potential indemnified Party's claim for indemnification hereunder and copies of any pleadings or demands from the third party; provided, that no delay on the part of the potential indemnified Party in giving any such Indemnification Request Notice shall relieve the potential indemnifying Party of any indemnification obligation hereunder except to the extent that the potential indemnifying Party is actually and materially prejudiced by such delay.  A potential indemnifying Party shall have thirty (30) days after its receipt of the Indemnification Request Notice to notify the potential indemnified Party in writing whether or not the potential indemnifying Party agrees that the Claim is subject to indemnification hereunder and, if so, whether the potential indemnifying Party elects to undertake, conduct and control, through counsel of its choosing and at its sole risk and expense, the settlement or defense of the Claim.  If, within thirty (30) days after its receipt of the Indemnification Request Notice, the potential indemnifying Party notifies the potential indemnified Party that it elects to undertake the settlement or defense of the Claim, the potential indemnified Party shall cooperate in a commercially reasonable manner with the potential indemnifying Party in connection therewith including, without limitation, by making available to the potential indemnifying Party, to the extent commercially reasonable, all relevant information and the testimony of employees and agents material to the defense of the Claim.  So long as the potential indemnifying Party is contesting the Claim in good faith and with diligence, the potential indemnified Party waives any right to settle the Claim without the consent of the potential indemnifying Party.  If the potential indemnifying Party does not provide a responsive written notice within (30) days after the Indemnification Request Notice, the potential indemnified Party shall thereafter have the right to contest, settle or compromise the Claim at its exclusive discretion, and the potential indemnifying Party will thereby waive any claim, defense or argument that the potential indemnified Party's settlement or defense of such Claim is in any respect inadequate or unreasonable; provided, however, that such waiver by the potential indemnifying Party shall not limit any rights of the potential indemnifying Party under this Agreement.

11.5           Assignment.  No Party shall transfer or assign this Agreement or its rights hereunder without the prior written consent of the Seller (in the case of an assignment by any Buyer) or all Buyers (in the case of an assignment by the Seller), which consent may be withheld in the exercise of each affected Party's sole discretion; provided, however, that any Party may, without the consent of the other Parties (and without relieving itself from liability hereunder unless consented to in writing by such other Parties), (i) transfer, sell, pledge, encumber or assign this Agreement or the accounts, revenues or proceeds hereof to a Person whose Credit Rating is equal to or higher than that of such Party or, with respect to a transfer or assignment by Seller or Vermont Marble, of the Seller Guarantor or Vermont Marble Guarantor, respectively, in connection with any financing or other financial arrangements, (ii) transfer or assign this Agreement to an Affiliate of such Party so long as (x) such Affiliate's Credit Rating is equal to or higher than that of such Party or, with respect to a transfer or assignment by Seller or Vermont Marble, of the Seller Guarantor or Vermont Marble Guarantor, respectively, or (y) the obligations of such Affiliate are guaranteed by such Party or, with respect to a transfer or assignment by Seller or Vermont Marble, the Seller Guarantor or Vermont Marble Guarantor, respectively, in accordance with a guaranty agreement in form and substance satisfactory to the other Party, or (iii) transfer or assign this Agreement to any Person succeeding to all or substantially all of the assets of such Party whose Credit Rating is equal to or higher than that of such Party or, with respect to a transfer or assignment by Seller or Vermont Marble, of the Guarantor or Vermont Marble, respectively; provided, however, that in each such case, any such assignee shall agree in writing to be bound by the terms and conditions hereof and so long as the transferring Party delivers such tax and enforceability assurance as each non-transferring Party may reasonably request.

11.6           Governing Law; Venue .  THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.  EACH PARTY WAIVES ITS RESPECTIVE RIGHT TO ANY JURY TRIAL WITH RESPECT TO ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.  ALL ACTIONS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE HEARD AND DETERMINED EXCLUSIVELY IN A COURT LOCATED IN NEW YORK, NEW YORK.

11.7           Notices.  All notices hereunder shall be made to each Party as specified below.  Notices shall, unless otherwise specified herein, be in writing and may be delivered by hand delivery, overnight mail, overnight courier service or facsimile.  Notice by facsimile or hand delivery shall be effective at the close of business on the day actually received, if received during business hours on a Business Day, and otherwise shall be effective at the close of business on the next Business Day.  Notice by overnight mail or courier shall be effective on the next Business Day after it was sent.  A Party may change its addresses by providing notice of same in accordance herewith.  All notices hereunder shall be sent to the applicable Parties and their representatives at the addresses set forth in Appendix 11.7 to this Agreement.

11.8           Several Rights and Obligations of Buyers.  The rights and obligations of Buyers under this Agreement shall be several, and not joint or joint and several.

11.9           Interpretation.  In this Agreement, unless otherwise indicated or otherwise required by the context, the following rules of interpretation shall apply:

(a)           words denoting the singular include the plural and vice versa;

(b)           words denoting a gender include all genders;

(c)           references to a particular part, clause, section, paragraph, article, exhibit, schedule, appendix or other attachment shall be a reference to a part, clause, section, paragraph, or article of, or an exhibit, schedule, appendix or other attachment to, this Agreement;

(d)           the exhibits, schedules and appendices attached hereto are incorporated herein by reference and shall be construed as an integral part of this Agreement to the same extent as if they were set forth verbatim herein;

(e)           a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, amendments, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in this Agreement;

(f)           a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

(g)           a definition of or reference to any document, instrument or agreement includes any amendment or supplement to, or restatement, replacement, modification or novation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

(h)           a reference to any Person includes such Person's successors and permitted assigns in that designated capacity;

(i)           any reference to "days" shall mean calendar days unless "Business Days" are expressly specified;

(j)           if the date as of which any right or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

(k)           words such as "hereunder," "hereto," "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular article, section, subsection, paragraph or clause hereof; and a reference to "include" or "including" means including without limiting the generality of any description preceding such term and shall be by way of example only and shall not be considered in any way to be in limitation;

(l)             all payments made hereunder and prices set forth herein shall be in United States dollars; and

(m)           unless otherwise expressly specified, United States dollars shall be rounded to the second decimal place, e.g., $0.97, and all other values shall be rounded to the third decimal place, e.g., 0.973.

11.10           General.

(a)           Entire Agreement.  This Agreement and each Collateral Agreement (but solely with respect to Seller and the respective Buyer) constitutes the entire agreement among the Parties relating to its subject matter; provided, however, for the avoidance of doubt, that nothing in this Agreement is intended, or does, amend or supersede Vermont Joint Owners Power Purchase Agreement.  For the avoidance of doubt, this Agreement, and in particular Section 11.15 hereof, supersedes as of the Effective Date the Confidentiality Agreement dated as of June 5, 2008 among the Parties.

(b)           Joint Preparation and Good Faith.  This Agreement shall be considered for all purposes as prepared through the joint efforts of the Parties and shall not be construed against one Party or the other as a result of the preparation, substitution, submission or other event of negotiation, drafting or execution hereof.  Each Party has prepared, negotiated and drafted, and is executing, this Agreement in good faith.

(c)           Amendment Procedures.  Except to the extent herein provided for, no amendment or modification to this Agreement shall be enforceable unless reduced to writing and executed by all Parties.

(d)           Wholesale Power Sales Tariffs.  Each Party agrees that if it seeks to amend any of its applicable wholesale power sales tariffs, such amendment will not in any way affect outstanding obligations under this Agreement without the prior written consent of Seller, in the case of such an amendment by a Buyer, and affected Buyers, in the case of such an amendment by Seller.  Subject to the provisions of Section 11.11, each Party further agrees that it will not assert, or defend itself, on the basis that any of its applicable tariffs is inconsistent with this Agreement.

(e)           No Third-Party Beneficiaries.  This Agreement shall not impart any rights enforceable by any third party (other than a permitted successor or assignee bound to this Agreement).

(f)            Waiver.  Waiver by a Party of any default by another Party shall not be construed as a waiver of any other default.

(g)            Headings.  The headings used herein are for convenience and reference purposes only.

(h)            Successors and Assigns.  This Agreement shall be binding on each Party's successors and permitted assigns.

(i)             Further Assurances.  Each Party agrees to provide such information, execute and deliver any instruments and documents and to take such other actions as may be necessary or reasonably requested by another Party which are not inconsistent with the provisions of this Agreement and which do not involve the assumption of obligations other than those provided for in this Agreement, in order to give full effect to this Agreement and to carry out the intent of the Parties.

(j)             Counterparts.  This Agreement may be executed in any number of counterparts (including by means of facsimile or pdf), each of which when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Delivery of an executed counterpart of a signature page to this Agreement electronically or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

11.11       Regulatory Event.

(a)            Defined.  As used in this Agreement, the term "Regulatory Event" means a statutory or regulatory change or issuance of an order by a Governmental Authority, including changes relating to the ISO-NE Tariff, ISO-NE Protocols and the NEPOOL GIS, that causes (i) a material change in the meaning of a term defined herein or incorporated herein by reference or (ii) a material change in the manner in which a Party is required to perform its obligations under this Agreement (including changes relating to ISO-NE's ability to support or settle the Energy Product) to no longer reflect the intent of the Parties as reflected in this Agreement, which, in the case of any such change identified in clauses (i) and (ii) of this Section 11.11(a), causes the performance of any material term of this Agreement to be deemed unlawful, impossible or impracticable.

(b)           Upon Occurrence of a Regulatory Event.  Upon the occurrence of a Regulatory Event, the Parties shall endeavor, in good faith and using commercially reasonable efforts, to agree to reform this Agreement in order to give effect to the original intention of the Parties as reflected in this Agreement.  It is the intent of the Parties to agree to reform the Agreement if a Regulatory Event occurs rather than for the Regulatory Event to discharge a Party's duty to perform its obligations under this Agreement; provided, however, that if a Regulatory Event renders performance of a material term unlawful, impossible or impracticable and the Parties are unable following good faith efforts to mitigate such Regulatory Event or reform this Agreement to render performance lawful, possible or practicable while preserving the intent of the Parties, then (i) any Event of Default solely due to a failure by a Party to continue to perform such unlawful, impossible or impracticable material term shall not give rise to damages to the extent that such Party performs as much of such term as is lawful, possible or practicable, and (ii) a Party materially adversely affected by another Party's inability to perform a material term of the Agreement due to a Regulatory Event that renders such performance unlawful, impossible or impracticable may terminate this Agreement as between such Parties.

(c)           Exclusions.  Notwithstanding the foregoing, (i) the enactment or promulgation of any law, rule or regulation in Vermont affecting the recognition of the hydroelectric component of the HQP System Mix as a renewable resource shall be deemed not to be a Regulatory Event, and (ii) a Party's performance of its obligations hereunder shall not be deemed to be "impossible" or "impracticable," as used in Section 11.11(a), solely due to an increase in the cost of such performance.

11.12           Audit.  Each Party has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to this Agreement.  If any such examination reveals any inaccuracy in any statement, the necessary adjustments in such statement and the payments thereof will be made promptly and shall bear interest calculated at the Interest Rate from the date the overpayment or underpayment was made until paid; provided, however, that no adjustment for any statement or payment will be made unless objection to the accuracy thereof was made prior to the lapse of twelve (12) months from the rendition thereof, and thereafter any objection shall be deemed waived.

11.13           FERC Standard of Review; Mobile-Sierra Waiver.

(a)           The rates for service specified herein shall remain in effect for the Term and shall not be subject to change through application to the Federal Energy Regulatory Commission pursuant to the provisions of Section 205 of the Federal Power Act absent the agreement of all Parties hereto.  Any subsequent review of the rates, terms, or conditions set forth in this Agreement is subject to the Mobile-Sierra standard of review as explained by the United States Supreme Court in Morgan Stanley Capital Group, Inc. v. Public Utility District No. 1 of Snohomish County, 128 S.Ct. 2733 (2008), and NRG Power Marketing, LLC v. Maine Public Utilities Commission, 130 S.Ct. 693 (2010).

(b)           In addition, and notwithstanding the foregoing subsection (a), to the fullest extent permitted by applicable law, each Party, for itself and its successors and assigns, hereby expressly and irrevocably waives any rights it can or may have, now or in the future, whether under §§ 205 and/or 206 of the Federal Power Act or otherwise, to seek to obtain from FERC by any means, directly or indirectly (through complaint, investigation or otherwise), and each hereby covenants and agrees not at any time to seek to so obtain, an order from FERC changing any section of this Agreement specifying the rate, charge, classification, or other term or condition agreed to by the Parties, it being the express intent of the Parties that, to the fullest extent permitted by applicable law, neither Party shall unilaterally seek to obtain from FERC any relief changing the rate, charge, classification, or other term or condition of this Agreement, notwithstanding any subsequent changes in applicable law or market conditions that may occur.  In the event it were to be determined that applicable law precludes the Parties from waiving their rights to seek changes from FERC to their market-based power sales contracts (including entering into covenants not to do so) then this subsection (b) shall not apply, provided that, consistent with the foregoing subsection (a), neither Party shall seek any such changes except solely under the "public interest" application of the "just and reasonable" standard of review and otherwise as set forth in the foregoing subsection (a).

11.14           Bankruptcy Issues.  The Parties intend that (i) they are each a “forward contract merchant” within the meaning of the United States Bankruptcy Code (the "Bankruptcy Code") and all transactions under this Agreement constitute a "forward contract" within the meaning of Bankruptcy Code or a "swap agreement" within the meaning of the Bankruptcy Code; (ii) all payments made or to be made by one Party to another Party pursuant to this Agreement constitute "settlement payments" within the meaning of the Bankruptcy Code; (iii) all transfers of Performance Assurance by one Party to another Party under this Agreement constitute "margin payments" within the meaning of the Bankruptcy Code; and (iv) this Agreement constitutes a "master netting agreement" within the meaning of the Bankruptcy Code.  Each Party hereby waives its rights to argue in any proceeding that any of the statements in clauses (i) through (iv) above are not true or enforceable.

11.15           Confidentiality.  No Party shall disclose the terms and conditions of this Agreement, or information or other documents (including any financial information or guaranties) exchanged between the Parties in connection with this Agreement, in each case to any third party (other than the Party's employees, lenders, counsel, accountants or advisors who have a need to know such information and have agreed to keep such terms confidential), except a Party may, after written notice to the other Parties, disclose terms and conditions of this Agreement or information exchanged between the Parties in connection with this Agreement (i) in order to comply with any applicable law (including Vermont's Open Meeting and Access to Public Records Laws, 1 V.S.A. ch. 5, if ordered by a court of competent jurisdiction), regulation, or any exchange, control area or independent system operator rule or in connection with any court or regulatory proceeding; provided, however, that each Party shall, to the extent practicable, use commercially reasonable efforts to prevent or limit the disclosure, including utilization of a protective agreement and protective order limiting access to and use of confidential information and (ii) without limiting the generality of the foregoing, as required under applicable law or regulation in connection with obtaining a Required Approval, it being understood that in respect of any such disclosure as part of the process of obtaining a Required Approval, each Party shall use commercially reasonable efforts, in accordance with applicable laws and regulations, so that the Contract Price terms of this Agreement as set forth in Section 3.2(e) (including Appendix 3.2(e)) not be disclosed and to limit such disclosure to (x) the initial Reference Price and (y) a general description of the approach used for annual market and inflation adjustments to the Contract Price.  The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with, the confidentiality obligations of this Section

11.15.  Each Governmental Entity acknowledges that this Agreement contains information, and provides for the exchange of information, that is business-sensitive and confidential, and agrees in each case to treat such information as information that is exempt from disclosure and public inspection pursuant to 1 V.S.A. § 317(c)(9); provided, that in each case such information shall not be considered business sensitive and confidential to the extent that at or after the time of such exchange it becomes generally available to the public other than through any act or omission on the receiving Party’s part.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

SELLER, H.Q. Energy Services (U.S.) Inc.

By:	/s/ Christian G. Brosseau
Name: Christian G. Brosseau
Title: President

BUYER, Central Vermont Public Service Corporation		BUYER, Green Mountain Power Corporation

By:	/s/ Robert H. Young	By:	/s/ Mary G. Powell
	Name: Robert H. Young		Name: Mary G. Powell
	Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

BUYER, Vermont Electric Cooperative, Inc.		BUYER, Vermont Public Power Supply Authority

By:	/s/ David Hallquist	By:	/s/ David John Mullet
	Name: David Hallquist		Name: David John Mullet
	Title: CEO		Title: General Manager

BUYER, Vermont Marble Power Division of Omya Inc.		BUYER, the Town of Stowe Electric Department

By:	/s/ Anthony Colak	By:	/s/ Ellen L. Burt
	Name: Anthony Colak		Name: Ellen L. Burt
	Title: CEO		Title: General Manager

By:	/s/ Michael Phillips
Name: Michael Phillips
Title: CFO

BUYER, City of Burlington, Vermont Electric Department

By:	/s/ Barbara L. Grimes
Name: Barbara L. Grimes
Title: General Manager

APPENDIX A
CERTAIN PROVISIONS PERTAINING TO BUYERS
THAT ARE GOVERNMENTAL ENTITIES

A.        Definitions.  The Parties agree to add the following definitions in Article One.

“Acts” means 3 V.S.A. Chapter 5, Title 24 of the V.S.A., a Government Entity’s municipal charter set forth 24 V.S.A. Appendix, and 30 V.S.A. Chapters 3, 5, 84.

“Governmental Entity” means the Vermont Public Power Supply Authority, the City of Burlington, Vermont Electric Department, and the Town of Stowe Electric Department.

B.        Force Majeure.  The following sentence shall be added to the end of the definition of “Force Majeure” in Article One.

If the Claiming Party is a Governmental Entity, Force Majeure does not include any action taken by the Governmental Entity in its governmental capacity.

C.        Representations and Warranties.  The Parties agree to add to Section 11.2 the following representations and warranties made solely by the Governmental Entities, as of each of the Effective Date and November 1, 2012, to the other Parties to this Agreement.

(xiv)           with respect to a Party that is a Governmental Entity, such Governmental Entity represents and warrants to Seller as follows: (i) all acts necessary to the valid execution, delivery and performance of this Agreement and the Collateral Agreement have or will be taken and performed as required under the Acts and the Governmental Entity’s charters, ordinances, bylaws or other regulations, (ii) all persons making up the governing body of the Governmental Entity are the duly elected or appointed incumbents in their positions and hold such positions in good standing in accordance with the Act and other applicable law, (iii) entry into and performance of this Agreement by the Governmental Entity are for a proper public purpose, and (iv) obligations to make payments hereunder do not constitute any kind of indebtedness of the Governmental Entity or create any kind of lien on, or security interest in, any property or revenues of the Governmental Entity which, in either case, is proscribed by any provision of the Act or any other relevant constitutional, organic or other governing documents and applicable law, any order or judgment of any Governmental Authority applicable to it or its assets, or any contractual restriction binding on or affecting it or any of its assets.

D.       No Immunity Claim.  The Parties agree to add the following Section 11.16 to Article Eleven.

1

11.16           No Immunity Claim.  Each Governmental Entity warrants and covenants that with respect to its contractual obligations hereunder and performance thereof, it will not claim immunity on the grounds of sovereignty or similar grounds with respect to itself or its revenues or assets from (a) suit, (b) jurisdiction of court (including a court located outside the jurisdiction of its organization), (c) relief by way of injunction, order for specific performance or recovery of property, (d) attachment of assets, or (e) execution or enforcement of any judgment.

E.       Governmental Entity Security.  The Parties agree to add the following Section 8.4 to Article Eight.

8.4              Governmental Entity Security.  Each Governmental Entity shall, upon execution of this Agreement and for each subsequent fiscal year of Governmental Entity during the Term, have obtained all necessary budgetary approvals and certifications for payment of all of its obligations under this Agreement for such fiscal year.

F.        Governing Law.  The Parties agree to add the following sentence after the first sentence of Section 11.6.

SOLELY WITH RESPECT TO THE APPLICABILITY OF THE "ACTS" (FOR THE AVOIDANCE OF DOUBT AS DEFINED IN APPENDIX A) AS HEREIN PROVIDED, THE LAWS OF THE STATE OF VERMONT SHALL APPLY.

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APPENDIX 3.2(c)(i)
BUYERS' SHARES OF THE ENERGY QUANTITY AT 218 MW

	November 1, 2012 to October 31, 2015	November 1, 2015 to October 31, 2016	November 1, 2016 to October 31, 2020	November 1, 2020 to October 31, 2030	November 1, 2030 to October 31, 2035	November 1, 2035 to October 31, 2038
	MW	MW	MW	MW	MW	MW
BED	0	5	5	9	9	4
CVPS	0	83.119	94.119	95.119	105.809	22.69
GMP	4.821	65.589	75.063	75.063	79.11	18.342
Stowe	1.032	2.884	2.984	2.984	2.251	0.399
VEC	15.236	15.236	15.236	16.236	4.004	4.004
VPPSA	0.911	11.172	15.598	15.598	16.267	6.006
Vermont Marble	3	4	4	4	1.559	0.559
Total	25	187	212	218	218	56

1

APPENDIX 3.2(c)(ii)
BUYERS' SHARES OF THE ENERGY QUANTITY AT 225 MW

	November 1, 2012 to October 31, 2015	November 1, 2015 to October 31, 2016	November 1, 2016 to October 31, 2020	November 1, 2020 to October 31, 2030	November 1, 2030 to October 31, 2035	November 1, 2035 to October 31, 2038
	MW	MW	MW	MW	MW	MW
BED	0	5	5	9	9	4
CVPS	0	85.419	96.419	98.419	112.101	26.682
GMP	7.017	67.485	76.959	76.959	81.293	20.825
Stowe	1.238	2.89	2.99	2.99	2.135	0.483
VEC	17	17	17	17	3.845	3.845
VPPSA	1.745	11.206	15.632	15.632	15.91	6.449
Vermont Marble	5	5	5	5	0.716	0.716
Total	32	194	219	225	225	63

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APPENDIX 3.2(e)
SAMPLE PRICE CALCULATIONS
(FOR ILLUSTRATIVE PURPOSES ONLY)

CONTRACT PRICE

The calculations set forth in this Appendix 3.2(e) are for illustrative purposes only.  In the event of any inconsistency or contradiction between this Appendix 3.2(e) and Section 3.2(e) of the Agreement, Section 3.2(e) shall govern and shall supersede this Appendix 3.2(e).  Principles for rounding decimals in dollars and other values are set forth in Section 11.9(m) of the Agreement.

1.	Calculation of the Contract Price for the first Contract Year (November 2012 through October 2013)

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7

APPENDIX 3.3(b)(i)
BUYERS' SHARES OF THE ENVIRONMENTAL ATTRIBUTES QUANTITY AT 218 MW

	2012	2013- 2014	2015	2016	2017- 2019	2020	2021- 2023, 2025- 2027, and 2029	2024 and 2028	2030	2031 and 2033- 2034	2032	2035	2036	2037	2038
	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year
BED	0	0	4,880	29,280	29,200	33,184	52,560	52,704	52,560	52,560	52,704	47,680	23,424	23,360	19,456
CVPS	0	0	81,124	497,481	549,655	552,138	555,495	557,018	565,928	617,924	619,617	536,800	132,872	132,509	110,365
GMP	4,705	28,155	87,464	393,336	438,368	439,569	438,368	439,569	442,318	462,002	463,268	402,693	107,411	107,117	89,215
Stowe Electric	1,007	6,027	7,834	16,986	17,427	17,474	17,427	17,474	16,711	13,146	13,182	11,338	2,337	2,330	1,941
VEC	14,871	88,978	88,979	89,222	88,978	90,198	94,818	95,078	82,880	23,383	23,447	23,383	23,447	23,383	19,475
VPPSA	889	5,320	15,335	69,743	91,092	91,341	91,092	91,341	91,745	95,000	95,260	84,985	35,171	35,076	29,213
Vermont Marble	2,928	17,520	18,496	23,424	23,360	23,424	23,360	23,424	20,978	9,105	9,130	8,129	3,274	3,265	2,719
Total	24,400	146,000	304,112	1,119,472	1,238,080	1,247,328	1,273,120	1,276,608	1,273,120	1,273,120	1,276,608	1,115,008	327,936	327,040	272,384

1

APPENDIX 3.3(b)(ii)
BUYERS' SHARES OF THE ENVIRONMENTAL ATTRIBUTES QUANTITY AT 225 MW

	2012	2013- 2014	2015	2016	2017- 2019	2020	2021- 2023, 2025- 2027, and 2029	2024 and 2028	2030	2031 and 2033- 2034	2032	2035	2036	2037	2038
	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year	MWh / year
BED	0	0	4,880	29,280	29,200	33,184	52,560	52,704	52,560	52,560	52,704	47,680	23,424	23,360	19,456
CVPS	0	0	83,369	510,950	563,086	566,582	574,766	576,342	588,120	654,671	656,463	571,302	156,250	155,823	129,781
GMP	6,849	40,979	99,996	404,439	449,441	450,672	449,441	450,672	453,671	474,751	476,052	415,734	121,951	121,618	101,293
Stowe Electric	1,208	7,230	8,842	17,021	17,462	17,509	17,462	17,509	16,627	12,468	12,503	10,856	2,828	2,821	2,349
VEC	16,592	99,280	99,280	99,552	99,280	99,552	99,280	99,552	86,441	22,455	22,516	22,455	22,516	22,455	18,702
VPPSA	1,703	10,191	19,425	69,942	91,291	91,541	91,291	91,541	91,562	92,914	93,169	83,680	37,766	37,662	31,368
Vermont Marble	4,880	29,200	29,200	29,280	29,200	29,280	29,200	29,280	25,019	4,181	4,193	4,181	4,193	4,181	3,483
Total	31,232	186,880	344,992	1,160,464	1,278,960	1,288,320	1,314,000	1,317,600	1,314,000	1,314,000	1,317,600	1,155,888	368,928	367,920	306,432

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APPENDIX 3.3(f)
FORM OF ATTESTATION

Attestation of Transfer
 of
HQP System Mix Environmental Attributes

I, [Insert Name and Title of HQUS Attesting Officer], hereby declare and attest (the “Attestation”) that (defined terms used in this Attestation if not otherwise defined shall have the meaning set forth in the Agreement (as defined below)):

1.           Environmental Attributes corresponding to [Insert applicable Amount for each Buyer for the calendar year to which the attestation pertains] MWh of Energy (the “[Insert applicable calendar year] Environmental Attributes”) were transferred to [Insert Name of Applicable Buyer] (“Buyer”) pursuant to that certain Power Purchase and Sale Agreement (the “Agreement”), dated August 12, 2010, by and among H.Q. Energy Services (U.S.) Inc. (“HQUS” or “Seller”), Central Vermont Public Service Corporation (“CVPS”), Green Mountain Power Corporation (“GMP”), Vermont Electric Cooperative, Inc. (“VEC”), Vermont Public Power Supply Authority, a body politic and corporate and a public instrumentality of the State of Vermont exercising public and essential governmental functions (“VPPSA”), Vermont Marble Power Division of Omya Inc. (“Vermont Marble”), City of Burlington, Vermont Electric Department (“BED”), and the Town of Stowe Electric Department (“Stowe”).

2.           The content by generation source of the HQP System Mix for the [Insert applicable calendar year] Environmental Attributes is as follows:  [______% hydroelectricity; ______ % nuclear; _____ % natural gas; _____ % wind; etc.; and other generation sources (in each case as applicable and with “other generation sources” to be a catchall category for individual sources that in themselves represent less than 1% but when added together collectively may be more than 1%)].

3.           The [Insert applicable calendar year] Environmental Attributes Quantity:

(i)          originated from the HQP System Mix and were delivered into the New England Markets in accordance with Section 3.3(a) of the Agreement; and

(ii)         were, prior to transfer to [Insert Name of Applicable Buyer] in accordance with Section 3.3(a) of the Agreement, solely and exclusively owned by Seller;

4.           HQUS has not:

(i)           transferred the [Insert applicable calendar year] Environmental Attributes associated with the Environmental Attributes Quantity to any other Person;

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(ii)          made any representations in respect of such [Insert applicable calendar year] Environmental Attributes Quantity to any other Person;

(iii)        otherwise sold, claimed, or represented as part of Energy sold elsewhere or used such [Insert applicable calendar year] Environmental Attributes Quantity;

(iv)        otherwise retired such [Insert applicable calendar year] Environmental Attributes Quantity; or

(v)         used such [Insert applicable calendar year] Environmental Attributes Quantity to satisfy any other Person's obligations in any Program.

5.           To the fullest extent allowed under applicable law, all of HQUS’ right, title and interest in the [Insert applicable calendar year] Environmental Attributes associated with the Environmental Attributes Quantity have been transferred to [Insert Name of Applicable Buyer] free and clear of any liens, taxes, claims, security interests or other encumbrances except for any right or interest by any Person claiming through [Insert Name of Applicable Buyer].

As an authorized agent of HQUS, I declare and attest that the above statements are true and correct.

______________________________                                                _________
[Insert Name and Title]                                                                           Date

[Insert Place of Execution of Attestation]

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APPENDIX 11.7
NOTICE INFORMATION

HQUS:	BED:

Invoices:	Invoices:

Attention: Brigitte Benicy, 18th Floor Phone: 514 289-6861 Email: benicy.brigitte@hydro.qc.ca Fax: 514 289-6867	Attention: Accounts Payable Email: bedap@burlingtonelectric.com Fax: (802) 865-7400

Credit:	Credit:

Attention: Credit Risk Advisor, 18th Floor Phone: 514 289-6728 Email: shooner.david@hydro.qc.ca Fax: 514 289-6760	Attention: Resource Planner Email: jgibbons@burlingtonelectric.com Fax: (802) 865-7400

Scheduling:	Scheduling:

Attention: ISNE Scheduler, 18th Floor Phone: 514 289-6795 Email: hqscheduling@hydro.qc.ca Fax: 514 289-6756	Attention: Director of Resource Planning Email: knolan@burlingtonelectric.com Fax: (802) 865-7400

Other Notices:	Other Notices:

H.Q. Energy Services (U.S.) Inc. 75, boul. René-Lévesque, Ouest Montréal, Québec, H2Z 1A4 Attention: Manager, Structured Transactions Email: racine.sylvie@hydro.qc.ca Fax: 514 289-6723	Burlington Electric Department 585 Pine Street Burlington, VT 05401 Attention: General Manager Email: bgrimes@burlingtonelectric.com Fax: (802) 865-7400 Customer Market Participant ID: 50085

with a copy to	with a copy to

H.Q. Energy Services (U.S.) Inc. 75, boul. René-Lévesque, Ouest Montréal, Québec, H2Z 1A4 Attention: Vice-President, Regulatory Affairs Email: cellucci.sandro@hydro.qc.ca Fax: 514 289-6217	Neil, Leddy & Sheahan 271 South Union Street Burlington, VT 05401 Attention: William F. Ellis, Esq. Email: wellis@mcneilvt.com Fax: (802) 863-1743

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CVPS:	GMP:

Invoices:	Invoices:

Email only to: powerbills@cvps.com	Finance Department Attn: Deb Anger Phone: (802) 655-8458 anger@greenmountainpower.com

Credit:	Credit:

Attn: Treasury Phone: 802 747-5418 Facsimile: 802 747-2129 Email: margingroup@cvps.com	Vice President, Chief Financial Officer Attn: Dawn Bugbee Phone: (802) 655-8768 Bugbee@greenmountainpower.com

Scheduling:	Scheduling:

Attn: Power Supply Phone: 802 747-5336 Email: pwrsale@cvps.com	Trading/Scheduling Attn: Maria Fischer Phone: (802) 655-8725 Gmp-trading@gmpvt.com

Other Notices:	Other Notices:

Central Vermont Public Service Corp.
77 Grove Street
Rutland, VT 05701
Attention:  Director, Power Supply & Strategic Analysis
Email:  pwrsale@cvps.com
Fax:  802 747-1902
Customer Market Participant ID:  50252

Mgr. Energy Resource Planning
Attn:  Douglas Smith
Green Mountain Power Corporation
163 Acorn Lane
Colchester, Vermont  05446
smith@greenmountainpower.com
(802) 655-8550 (fax)
(802) 655-8462 (voice)
ISO Customer ID # 50275

with a copy to	with a copy to

Central Vermont Public Service Corp. 77 Grove Street Rutland, VT 05701 Attention: Corporate Secretary Email: corpsecy@cvps.com Fax: 802 770-3249	Vice President and General Counsel Attn: Donald Rendall Green Mountain Power Corporation 163 Acorn Lane Colchester, Vermont 05446 802-655-8420 (voice) rendall@greenmountainpower.com

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Stowe:	Other Notices:

Invoices:
Town of Stowe Electric Department
Attention: Lili Burgess Email: lili.burgess@yahoo.com Phone: 802-253-7215 Fax: 802-253-4555	P.O. Box 190 Stowe, Vermont 05672 Attention: Ellen Burt, General Manager Email: eburt@stoweaccess.com Phone: 802-253-7215 Fax: 802-253-4555 ISO Customer ID: 50324-Town of Stowe Electric Department

Credit:	with a copy to

Attention: Pat Householder, Controller Email: phouseholder@stoweaccess.com Phone: 802-253-7215 Fax: 802-253-4555	Stackpole & French Law Offices P.O Box 819 Stowe, Vermont 05672 Attention: Edward B. French, Jr., Esq. Email: efrench@stackpolefrench.com Phone: 802-253-7339 Fax: 802-253-7330

Scheduling:

Attention: Ellen Burt, General Manager Email: eburt@stoweaccess.com Phone: 802-253-7215 Fax: 802-253-4555 with a copy to

Energy New England, LLC
100 Foxborough Blvd.
Suite 100
Foxborough, MA  02035
Attention:  Tim Hebert & Christina Beaudry
Email:  thebert@energynewengland.com / cbeaudry@energynewengland.com
Phone:  508-698-0000
Fax:  508-698-0222

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VEC:	Vermont Marble:

Invoices:	Invoices and Scheduling:

Attention: Chief Financial Office email: mbursell@vermontelectric.coop (800) 832-2667 (phone) (802) 635-7645 (fax)	Attention: Strategic Sourcing Manager - Energy and Engineering Email: todd.allard@omya.com Phone: (513) 387-4344 Fax: (513) 387-4311

Credit:	Credit:

Attention: Chief Financial Office email: mbursell@vermontelectric.coop (800) 832-2667 (phone) (802) 635-7645 (fax)	Attention: Manager Financial Reporting and Consolidations Phone: 513-387-4656 Fax: 513-387-4695 Email: thomas.mcclure@omya.com

Scheduling:	Other Notices:

Attention: Senior Power Resources Planner email: ckieny@vermontelectric.coop (800) 832-2667 (phone) (802) 635-7645 (fax) ISO Participant ID: 50326
Omya Inc.
9987 Carver Road, Suite 300
Cincinnati, OH 45242
Attention: Strategic Sourcing Manager -
Energy and Engineering
Email:  todd.allard@omya.com
Phone: (513) 387-4344
Fax:  (513) 387-4311
Customer ID:  50288

Other Notices:	with a copy to

Vermont Electric Cooperative, Inc.
42 Wescom Road
Johnson, Vermont  05656
Attention:  Senior Power Resources Planner
email:  ckieny@vermontelectric.coop
(800) 832-2667 (phone)
(802) 635-7645 (fax)
ISO Participant ID:  50326
Edward V. Schwiebert, Esq. Kenlan Schwiebert Facey & Goss, P.C. P.O. Box 578 71 Allen Street Rutland, VT 05702-0578 Email: evs@kenlanlaw.com Fax: (802) 775-1581

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VPPSA:

Invoices:

Attention: Controller Email: controller@vppsa.com Fax: 802-244-6889 Customer ID: 50289

Credit:

Attention: Director of Power Supply Email: directorpowersupply@vppsa.com Fax: 802-244-6889 Customer ID: 50289

Scheduling:

Attention: Director of Power Supply Email: directorpowersupply@vppsa.com Fax: 802-244-6889 Customer ID: 50289

Other Notices:

Vermont Public Power Supply Authority
5195 Waterbury-Stowe Road
Waterbury Center, VT  05677
Attention:  General Manager
Email:  generalmanager@vppsa.com
Fax:  802-244-6889
Fax:  802-244-6889
Customer ID:  50289

with a copy to

Primmer Piper Eggleston & Cramer PC PO Box 159 421 Summer St. St. Johnsbury, Vermont 05819 Attention: Elijah D. Emerson Email: eemerson@ppeclaw.com Fax: 802-748-3976

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